FOAMEX L. P. 401(k) SAVINGS PLAN


                         Effective Date: October 1, 1997

                         FOAMEX L.P. 401(k) SAVINGS PLAN

                                    Preamble



This FOAMEX L.P. 401(k) SAVINGS PLAN constitutes an amendment, restatement and continuation of the Foamex/GFI 401(k) Savings Plan, which was originally established effective January 1, 1986, and was most recently amended and restated effective as of July 1, 1995.

The provisions of the Plan, as amended and restated, are effective October 1, 1997, except as otherwise specifically provided.

The purpose of the Plan is to provide employees of Foamex L.P. and certain of its affiliates with an opportunity to accumulate retirement savings.

The Plan is intended to qualify under Sections 401(a), 401(k) and 401(a)(27) of the Internal Revenue Code of 1986, as amended.

                                Table of Contents

Section           Contents                                                 Page

1 DEFINITIONS............................................................... 1

2 MEMBERSHIP IN THE PLAN.................................................... 11
2.1               Current Members........................................... 11
2.2               New or Re-employed Members................................ 11
2.3               Changes in Category ...................................... 11

3 CONTRIBUTIONS ............................................................ 12
3.1               Pre-Tax Contributions .................................... 12
3.2               Employer Matching Contributions .......................... 12
3.3               Adjustments to Contribution Limits ....................... 14
3.4               Adjustments to Contributions.............................. 15
3.5               Distribution of "Excess Deferral Amounts" ................ 16
3.6               Overall Limits on Contributions........................... 17
3.7               Permitted Employer Refunds................................ 20
3.8               Timing of Deposits ....................................... 21

4 MEMBER ACCOUNTS .......................................................... 22
4.1               Establishment of Accounts................................. 22
4.2               Valuation of Accounts .................................... 22
4.3               Adjustment to Accounts.................................... 23
4.4               Directed Investments ..................................... 23
4.5               Administration of Investments ............................ 23
4.6               Investments For Terminated Members ....................... 24
4.7               Special Rules Applicable to
                  Foamex Stock Fund......................................... 24
4.8               Special Rules Applicable to Investment in
                  Foamex Stock Fund......................................... 25

5 VESTING .................................................................. 26
5.1               Vesting................................................... 26
5.2               Forfeitures............................................... 27
5.3               Change in Vesting Schedule................................ 27

6 DISTRIBUTIONS ............................................................ 28
6.1               Distribution of Benefit................................... 28
6.2               Election of Benefits ..................................... 28
6.3               Rehire Prior To Incurring Five (5)
                  Consecutive Breaks in Service ............................ 29
6.4               Death Prior to Total Distribution......................... 29
6.5               Distribution Limitation................................... 29
6.6               Mandatory Distributions................................... 30
6.7               Earnings on Undistributed Benefits........................ 30
6.8               Rollovers Into the Plan................................... 30
6.9               Transfers Into the Plan .................................. 30

6.10              Evidence in Writing ...................................... 34
6.11              Hardship Withdrawal ...................................... 34
6.12              Withdrawals Permitted After Age 59 1/2.................... 36
6.13              Withdrawal of After-Tax Contributions..................... 36
6.14              Conditions For Withdrawals ............................... 36
6.15              Direct Rollover .......................................... 37
6.16              Withholding of Income Tax ................................ 38
6.17              Manner of Payment of Benefits............................. 39
6.18              Distributions to Employees on Disposition
                  of Assets or Subsidiary................................... 40

7 ACTUAL DEFERRAL AND ACTUAL CONTRIBUTION
  PERCENTAGE TESTING........................................................ 41
7.1               Actual Deferral Percentage Tests.......................... 41
7.2               ADP Formula .............................................. 41
7.3               Calculations of Excess Contributions...................... 42
7.4               Failure to Correct Excess Contributions .................. 42
7.5               Additional Pre-Tax and
                  Matching Contributions.................................... 43
7.6               Distribution of Excess Contributions ..................... 43
7.7               Actual Contribution Percentage Test ...................... 44
7.8               Distribution of Excess Aggregate
                  Contribution   ........................................... 46
7.9               Calculation of Excess Aggregate
                  Contributions  ........................................... 46
7.10              Adjustment for Gain or Loss .............................. 46
7.11              Forfeitures Treated as Annual Additions................... 46
7.12              Special Rules    ......................................... 47

8 TOP-HEAVY PROVISIONS ..................................................... 48
8.1               Top-Heavy Pre-emption..................................... 48
8.2               Top-Heavy Definitions .................................... 48
8.3               Aggregation of Plans...................................... 50
8.4               Minimum Contribution Rate ................................ 50
8.5               Deposit of Minimum Contribution .......................... 51
8.6               Top-Heavy Vesting Schedule ............................... 51
8.7               Combined Defined Benefit and
                  Defined Contribution Plans................................ 51

9 DESIGNATION OF BENEFICIARY................................................ 52
9.1               Named Beneficiary ........................................ 52
9.2               No Named Beneficiary ..................................... 52

10 MANAGEMENT OF THE FUND .................................................. 53
10.1              Contributions Deposited To Trust.......................... 53
10.2              No Reversion to Employer ................................. 53

11 DISCONTINUANCE AND LIABILITIES .......................................... 54
11.1              Termination      ......................................... 54
11.2              No Liability For Employer................................. 54
11.3              Administrative Expenses................................... 54
11.4              Non-forfeitability Due to Termination(s).................. 54
11.5              Exclusive Benefit Rule ................................... 54
11.6              Mergers          ......................................... 55
11.7              Non-allocated Trust Assets ............................... 55

12 ADMINISTRATION .......................................................... 56
12.1              Establishment of the Benefits Committee................... 56
12.2              Organization of the Committee ............................ 56
12.3              Powers of the Committee .................................. 56
12.4              Reliance on Professionals................................. 57
12.5              Liability and Indemnification............................. 57
12.6              Fiduciary Insurance....................................... 57
12.7              Claims Procedure ......................................... 57
12.8              Trustee Has Authority to Invest........................... 58
12.9              Removal For Personal Involvement.......................... 58

13 AMENDMENTS .............................................................. 59
13.1              Amendment Restrictions.................................... 59
13.2              Amending the Plan ........................................ 59
13.3              Retroactive Amendments ................................... 59

14 LOANS ................................................................... 60
14.1              Permitted Loans  ......................................... 60
14.2              Collateral Required ...................................... 60
14.3              Repayment        ......................................... 60
14.4              Interest Charges ......................................... 61
14.5              Failure to Make Timely Payment............................ 61
14.6              Termination of Employment ................................ 61
14.7              Loans to Non-Employees ................................... 61
14.8              Order of Accounts Reduced ................................ 61
14.9              Segregated Investment .................................... 62
14.10             General Administration ................................... 62

15 MISCELLANEOUS ........................................................... 63
15.1              "Spendthrift" Provision .................................. 63
15.2              QDRO Exception   ......................................... 63
15.3              No Guarantee of Employment ............................... 63
15.4              Uniformed Services Employment and Reemployment
                  Rights Act of 1994 ....................................... 63
15.5              Controlling Law  ......................................... 64

                                    SECTION 1

                                   Definitions


The following words and phrases as used herein shall have the following meanings, unless a different meaning is plainly required by the context; and the following rules of interpretation shall apply in reading this instrument. Pronouns shall be interpreted so that the masculine pronoun shall include the feminine and the singular shall include the plural. The words "hereof," "herein" and other singular compounds shall refer to the Plan in its entirety and not to any particular provision or section, unless so limited by the text. All references herein to specific sections shall mean sections of this document unless otherwise qualified.

     1.1 Accrued Benefit means the sum of the balance in the Member's Pre-Tax Contribution Account, Top-Heavy Contribution Account, Employer Matching Contribution Account, After-Tax Contribution Account, Transfer Account and Rollover Account.

     1.2 Actual Contribution Ratio (ACR), with respect to any Member for a Plan Year, means a fraction of which the numerator equals the Employer Matching Contributions paid to the Trust for a Plan Year on behalf of such Member and of which the denominator equals the Member's Compensation for the Plan Year. To the extent permitted by the Secretary of the Treasury through rulings or other promulgations, Compensation may be limited to Compensation earned while an Employee is a Member in the Plan.

     1.3 Actual Deferral Ratio (ADR), with respect to any Member for a Plan Year, means a fraction of which the numerator equals the Pre-Tax Contributions paid to the Trust for the Plan Year on behalf of such Member and of which the denominator equals the Member's Compensation for the Plan Year. To the extent permitted by the Secretary of the Treasury through rulings or other promulgations, Compensation may be limited to Compensation earned while an Employee is a Member in the Plan.

     1.4 Additional Pre-Tax Contribution means a Qualified Nonelective Contribution as defined in Treasury Regulation 1.401(k)-1(g)(13)(ii).

     1.5 Adjustment Factor means the dollar limitation under section 402(g) of the Code in effect at the beginning of the taxable year.

     1.6  Affiliated Company means:

          A. any corporation which is a member of a controlled group of corporations including those within the meaning of section 1563(a) of the Code, determined without regard to sections 1563(a)(4) and (e)(3)(C), including the Employer;

          B. any organization under common control with the Employer within the meaning of section 414(c) of the Code;

          C. any organization which is included with the Employer in an affiliated service group within the meaning of section 414(m) of the Code; or

          D. any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

     1.7 After-Tax Contribution Account means an account established and maintained by the Employer on behalf of a Member to which his After-Tax Contributions made under the Prior Plan are held.

     1.8 Annual Addition means the total for the Limitation Year of the items listed below allocated to the account of an Employee under all defined contribution plans sponsored by an Affiliated Company (except that, for the purposes of this Section, "more than 50%" shall be substituted for "at least 80%" each place it appears in section 1563(a)(1) of the
          Code):

          A. Affiliated Company contributions and forfeitures allocated to a Member's accounts;

          B. the total amount of a Member's nondeductible Employee contributions for the Limitation Year (but not including Rollover Contributions);

          C.   amounts described in 415(1)(1) and 419A(d)(2) of the Code; and

          D. except that, the Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat nondeductible Employee contributions as an Annual Addition.

     1.9 Beneficiary means the person, persons, or trust designated by written, revocable designation filed with the Plan Administrator by the Member to receive payments in the event of such Member's death.

     1.10 Break in Service means a Plan Year during which an Employee has not completed more than 500 Hours of Service with the Employer or an Affiliated Company.

     1.11 Business Day means each day the New York Stock Exchange is open for business; provided, however, that for purposes of Section 1.52 only, the term "Business Day" shall not include any Business Day on which The Kwasha Lipton Group of Coopers & Lybrand L.L.P. is closed.

     1.12 Code means the Internal Revenue Code of 1986, and the same as may be amended from time to time.

     1.13 Compensation, except as hereafter specified, means W-2 earnings, including the Pre-Tax Contributions made hereunder during the Plan Year and contributions made by an Employee to a Code section 125 plan, but excluding any payments in the nature of severance pay and any reimbursed moving expenses. Compensation taken into account for all purposes under the Plan for each

          Member shall not exceed $150,000, adjusted for increases in the cost of living in accordance with Section 401(a)(17) of the Code. The cost-of-living adjustment in effect for a calendar year applies to the Plan Year beginning in such calendar year. If the foregoing limitation will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          A. For purposes of the nondiscrimination tests set forth in Section 7, and except as provided in Code section 414(s), Compensation means any income received by the Employee from the Employer in accordance with Code section 415(c)(3), including deferrals made pursuant to section 414(s)(2) of the Code, for the Plan Year for which compliance with the tests is being measured; and to the extent permitted in guidance issued by the Internal Revenue Service, Compensation shall mean only that portion of income received by an Employee from the Employer for the portion of the Plan Year during which the Employee was a Member of the Plan.

          B. For purposes of measuring the limits set forth in Code section 415, Compensation shall mean earned income, wages, salaries, fees, commissions, percentage of profits, tips, and all other earnings of a Member reportable on Form W-2 for the Plan Year, but specifically excluding the following:

               (1) for limitation years beginning prior to January 1, 1998, contributions made by the Employer to a deferred compensation plan which are not includible in the Employee's gross income for the taxable year in which contributed (i.e., Pre-Tax Contributions made hereunder);

               (2) Employer contributions made on behalf of an Employee to a SEP to the extent they are deductible by the Employee under section 219(b)(2) of the Code;

               (3) distributions from a deferred compensation plan (except from an unfunded non-qualified plan when includible in gross income);

               (4) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (5) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

               (6) other amounts which receive special tax benefits, such as premiums for group term life insurance (to the extent excludable from gross income); Employer contributions towards the purchase of an annuity contract described in section 403(b) of the Code; or,
                    for limitation years beginning prior to January 1, 1998, any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee pursuant to Code section 125.

     1.14 Disability means that the Member has applied and qualifies for disability benefits under the Social Security Act of 1935, as amended.

     1.15 Effective Date of this restated Plan means October 1, 1997.

     1.16 Eligible Employee means any Employee of the Employer who satisfies the following conditions:

          A. he is not a leased employee within the meaning of Section 414(n)(2) of the Code; and

          B. he is not a union employee, other than a union employee for whom benefits under this Plan are specifically provided for as a result of good faith bargaining; and

          C. he is not an hourly employee at the Pico Rivera, California location; and

          D. he is not employed by the Employer on a part-time or temporary basis. A part-time employee is an employee who is not regularly scheduled to complete 1,000 Hours of Service in a Plan Year.

          The above notwithstanding, any part-time or temporary Employee who would otherwise be eligible to participate in the Plan shall become eligible to participate in the Plan if he is credited with at least 1,000 Hours of Service in the twelve (12) consecutive month period beginning with such Employee's date of hire, or is credited with at least 1,000 Hours of Service in any twelve (12) consecutive month period beginning on the anniversary thereof, as of the first Entry Date following the end of such twelve (12) consecutive month period.

     1.17 Employee means an individual who is a common-law employee of the Employer and shall include leased employees within the meaning of section 414(n)(2) of the Code, except as provided below. With respect to Plan Years beginning on and after January 1, 1997, the term "leased employee" means any person (other than an Employee of the Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are under the primary direction and control of the Employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. The term "Employee" shall not include any individuals classified by the Employer as independent contractors even if such individuals would be classified as employees of the Employer under common law. A leased employee shall not be considered an Employee of the Employer if: (i) such individual is covered by a money purchase pension plan providing: (1) a non-integrated employer contribution rate of at least 10 percent of compensation, as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the leased employee's gross income under Code sections 125, 402(a)(8), 402(h) or 403(b); (2) immediate participation; and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20% of the Employer's Non-Highly Compensated workforce.

     1.18 Employer means Foamex L.P. and any other business organization which succeeds to its business and elects to continue this Plan, and any Affiliated Company which adopts this Plan with the consent of the Plan Sponsor. The Employer prior to October 2, 1990 was Knoll International Holdings, Inc. Effective April 1, 1995, General Felt Industries, Inc. adopted this Plan and merged the GFI Employees Savings and Protection Plan into the Plan.

          The following entities participate in this Plan:
          A. Foamex L.P.
          B. Foamex International Inc.
          C. General Felt Industries, Inc.
          D. Foamex Fibers, Inc.

     1.19 Employer Matching Contribution means a contribution made on behalf of a Member pursuant to Section 3.2 of the Plan.

     1.20 Employer Matching Contribution Account means an account established and maintained on behalf of a Member to which his Employer Matching Contributions are allocated.

     1.21 Entry Date means the first Business Day of each month.

     1.22 ERISA means the Employee Retirement Income Security Act of 1974, and the same as may be amended from time to time.

     1.23 Fiscal Year means the period from January 1 through December 31.

     1.24 Fund means all assets of the Trust.

     1.25 GFI means General Felt Industries, Inc.

     1.26 GFI Plan means the GFI Employee Savings and Protection Plan that was in effect on March 31, 1995.

     1.27 Highly Compensated Employee means, for Plan Years beginning on and after January 1, 1997, any active or former Employee, who performs service during the determination year and is described in one or more of the following groups:

          A. an Employee who is a 5% owner, as defined in section 416(i)(1)(B)(i) of the Code, at any time during the determination year or the look-back year; or

          B. an Employee who receives Compensation in excess of $80,000 during the look-back year and is a member of the top-paid group, as defined in Code section 414(q)(3), for the look-back year;

          C. The terms "determination year" and "look-back year" shall mean, respectively, the Plan Year and the twelve-month period immediately preceding the determination year.

          D. The $80,000 amount set forth in paragraph B. shall be indexed for changes in the cost of living in accordance with section 415(d) of the Code.

          E. A Highly Compensated Former Employee includes any Employee who separated or was deemed to have separated from service prior to the determination year, performs no service for the Employer during the determination year, and was a Highly Compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

          F. The determination of who is a Highly Compensated Employee shall be made in accordance with Code section 414(q) and the regulations thereunder.

          G.   "Compensation" shall mean, for the purpose of this Section, Code section 415(c)(3) compensation.

     1.28 Hour of Service means each hour for which an Employee is directly or indirectly paid or entitled to be paid by the Employer or an Affiliated Company regardless of whether employment duties are performed, and each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or Affiliated Company. These hours shall be credited to an Employee for the computation period during which his employment duties were performed; but in the event a payment is made or due for a reason other than the performance of duties, hours shall be credited for the computation period during which the absence from work occurred or to which a back pay agreement or award pertains. However, no Employee shall be credited with duplicate Hours of Service as a result of a back pay agreement or award. Hours of Service shall also include each hour (credited on the basis of the Employee's customary workday) during which an Employee is on an uncompensated excused Leave of Absence, provided that such Employee shall be credited with no more than an Hour of Service for each complete Plan Year during which the uncompensated Leave of Absence is in effect.

          A. For purposes of determining the number of Hours of Service completed in any applicable computation period, the Employer may maintain accurate records of actual hours completed for all Employees. The number of Hours of Service to be credited to an Employee for periods during which no employment duties are performed shall be determined in accordance with sections 2530.200b-2(b) and 2530.200b-2(c) of the Department of Labor regulations in Title 29 of the Code of Federal Regulations.

          B. In instances where actual Hours of Service are not maintained, an Employee shall be credited with 45 Hours of Service for each week in which such Employee would otherwise be credited with at least one Hour of Service.

          C. Notwithstanding A. and B. above and solely for the purpose of preventing a Break in Service, an Employee shall be credited with Hours of Service during an absence by reason of:

               (1)  the pregnancy of the Employee;

               (2)  the birth of a child of the Employee;

               (3) the placement of the child with the Employee in connection with the adoption of such child by the Employee; or

               (4) for purposes of caring for the child beginning immediately after such birth or placement;

               provided the Employee shall, during the period of his absence, be credited with the number of Hours of Service which would have been credited to him at his normal work rate but for such absence, or, if the number of Hours of Service based on a normal rate is indeterminable, the Employee shall be credited with 8 Hours of Service per day of such absence. The "Severance from Service" date of an Employee/Member who is absent from work due to "maternity or paternity leave" reasons for more than one year is the second anniversary of the first date of such absence. The period between the first and second anniversary of the first date of such absence is neither a Period of Service nor a period of severance.

          D. In instances where actual Hours of Service are maintained, the maternity/paternity leave described in C. above shall be credited to the computation period in which the absence began if necessary to avoid a Break in Service or, if not necessary, then to the following computation period.

     1.29 Leave of Absence means any temporary absence from employment authorized by the Employer based on its normal practices. An Employee's Period of Service shall continue uninterrupted during such leave.

     1.30 Limitation Year shall be the Plan Year.

     1.31 Member means any Eligible Employee included in the membership of the Plan as provided in Section 2 hereof. A Member shall continue to be a Member as long as he has an Accrued Benefit hereunder.

     1.32 Non-Highly Compensated Employee means, for Plan Years beginning on and after January 1, 1997, any Employee who is not a Highly Compensated Employee.

     1.33 Normal Retirement Date means the Member's 65th birthday.

     1.34 Period of Service means the period between an Employee's date of hire or rehire, as applicable, and the date on which he ceases to be an Employee.

     1.35 Plan means Foamex L.P. 401(k) Savings Plan, as set forth herein.

     1.36 Plan Administrator is the individual or entity provided for in Section 12 hereof.

     1.37 Plan Sponsor means Foamex L.P. or its successor.

     1.38 Plan Year means the period from January 1 through December 31.

     1.39 Pre-Tax Contribution means an elective deferral made by a Member pursuant to Section 3.1 of the Plan.

     1.40 Pre-Tax Contribution Account means an account established and maintained on behalf of a Member to which his Pre-Tax Contributions are allocated.

     1.41 Prior Plan means this Plan as in effect through December 31, 1988 and the Scotfoam Corporation 401(k) Savings and Investment Plan as in effect through May 31, 1990.

     1.42 Retirement means the termination of a Member's employment with the Employer on or after his Normal Retirement Date.

     1.43 Rollover Contribution means the amount contributed to the Plan pursuant to Section 6.8.

     1.44 Rollover Account means the account established and maintained pursuant to Section 6.8 of the Plan.

     1.45 Spouse means the husband or wife of a Member on the date benefits under the Plan commence. However, if the Member should die prior to the date benefits under the Plan would have commenced to him, then the Spouse shall be the husband or wife to whom the Member had been married throughout the one-year period preceding the date of his death.

     1.46 Top-Heavy Contribution means a contribution made by an Employer pursuant to Section 8 of the Plan.

     1.47 Top-Heavy Contribution Account means an account established and maintained on behalf of a Member to which Top-Heavy Contributions, if any, are allocated.

     1.48 Transfer Account means the account established and maintained pursuant to Section 6.9 of the Plan.

     1.49 Trust means a trust, intended to qualify under Section 501(a) of the Code, constituting the legal agreement between the Plan Sponsor and the Trustee, fixing the rights and liabilities with respect to managing and controlling the Fund for the purposes of the Plan.

     1.50 Trustee means the individual or entity designated by the Plan Sponsor as trustee(s) or any successor trustee(s) of the Trust.

     1.51 Union Employees means Employees subject to collective bargaining agreements entered into with the following unions:

          A. Unions for whom the special provisions of Section 3.2(B) do not apply:

               I. United Steelworkers of America, Local No. 64 (all buildings at Hayward Location)

               II. United Food & Commercial Workers Union, Local No. 670 (Tupelo Location)

               III. Teamsters Local Union No. 574 (Cape Girardeau Location)

               IV. United Paperworkers International Union, Local No. 714 (Eddystone Location)

               V. Amalgamated Clothing & Textile Workers Union, Local No. 2500 (Cornelius Location)

          B. Unions for whom the special provisions of Section 3.2(B) apply are the following unions:

               I. Teamsters International Union Local No. 929 (Philadelphia Location)

               II.  S.E.I.U. Local No. 399 (Central Distribution Center
                    Location)

               III. S.E.I.U. Local No. 36 (Fairless Hills Location)

               IV. General Truck Drivers, Office, Food & Warehouse Union Local No. 952 (Orange Location)

               V. International Association of Machinists & Aerospace Workers, Local Lodge #2551 (Dallas Location)

               VI.  Plastic Workers Union, Local No. 18 (Ontario Location)

               VII. Plastic Workers Union, Local No. 18 (Ontario OSP Location)

              VIII. Plastic Workers Union, Local No. 18 (La Mirada location)

     1.52 Valuation Date means the dates as may be selected by the Plan Administrator for the valuation of Plan assets. Effective October 1, 1997, Plan assets shall be valued every Business Day.

     1.53 Year of Service means a Plan Year during which the Employee completes 1,000 Hours of Service.

                                    SECTION 2

                             MEMBERSHIP IN THE PLAN


     2.1 Current Members. Each Employee who was participating in the Plan on September 30, 1997 shall automatically continue as a Member hereunder. Each other Employee who is an Eligible Employee as of the Effective Date shall become a Member of the Plan on such date.

     2.2 New or Reemployed Members. Each other Employee shall become a Member on the Entry Date coincident with or next following the date he qualifies as an Eligible Employee and completes a 30-day Period of Service. A reemployed Eligible Employee shall become a Member on his date of reemployment if he had been a Member of the Plan during his prior period of employment. Otherwise, a reemployed Eligible Employee shall become a Member of the Plan as of the Entry Date following his completion of a 30-day Period of Service (including any Period of Service prior to his reemployment).

     2.3 Changes in Category. If an Employee's status changes either from a category of ineligibility to a category of eligibility, or from a category of eligibility to a category of ineligibility, his Years of Service during the period of ineligibility shall be considered as Years of Service for vesting purposes hereunder. For purposes of
          Section 3, only Compensation earned from the Employer during a period in which the Employee is both an Eligible Employee and a Member shall be considered in determining the amount of the contribution made to the Trust on behalf of the Employee.

          If a Member's status changes to a category of ineligibility, he shall become a Member immediately upon returning to an eligible class of Employees. If an ineligible Employee's status changes to an Eligible Employee, he shall become a Member immediately if he has otherwise satisfied the requirements of Section 2.2.

                                    SECTION 3

                                  CONTRIBUTIONS

     3.1 Pre-Tax Contributions. Each Member may authorize the Employer to reduce his Compensation through regular payroll deductions and to have the Employer make Pre-Tax Contributions to the Plan in the amount of such payroll deduction. The Pre-tax Contribution may be any whole percentage between 0% and 20% of such Compensation, but in no event to exceed the appropriate Adjustment Factor. Compensation, for purposes of this Section, shall mean only the Compensation earned by an Employee while he is a Member of the Plan.

          Such amount shall be deposited as Pre-Tax Contributions hereunder to the Member's Pre-Tax Contribution Account. Prior to the date that he becomes a Member, each Eligible Employee shall, by following the administrative procedures established by the Plan Administrator, consent and agree to payroll deductions, authorize the Employer to make such deductions and designate the percentage of such contributions to be allocated to the available investment funds. The election of the Member shall remain in effect until the Member makes a new election.

     3.2  Employer Matching Contributions.

          A. Non-Union and Certain Union Employees: This Section 3.2(A) shall apply to all Eligible Employees except for certain Union Employees listed in Section 3.2(B). The Employer shall make Employer Matching Contributions in an amount equal to twenty-five percent (25%) of each Eligible Member's Pre-Tax Contribution. The Employer shall make additional Employer Matching Contributions for the Plan Year in an amount equal to twenty-five percent (25%) of each Eligible Member's Pre-Tax Contribution for such Plan Year quarter that is invested in Employer stock, which additional contributions shall be invested exclusively in the Foamex Stock Fund. Notwithstanding the preceding, no Matching Contribution shall be made with respect to an Eligible Member's Pre-Tax Contributions in excess of four percent (4%) of such Eligible Member's Compensation for the Plan Year quarter. All Employer Matching Contributions shall be credited to the Eligible Member's Employer Matching Contribution Account on a quarterly basis. For purposes of this Section, Eligible Member means each Member who makes any Pre-Tax Contributions during a calendar quarter and is employed by the Employer on the last day of the calendar quarter except as otherwise provided, in the case of any particular group of Union Employees, under the terms of the relevant collective bargaining agreement.

               Compensation, for purposes of this Section, shall mean only the Compensation earned by an Employee while he is a Member of the Plan.

          B. Special Provisions for Certain Union Employees: The Employer shall make Employer Matching Contributions to Union Employees according to the following schedule:

               I. Teamsters International Local No. 929 (Philadelphia Location) - The Employer shall make no Employer Matching Contributions.

               II. S.E.I.U. Local No. 399 (Central Distribution Center ) - The Employer shall make Employer Matching Contributions equal to twenty-five percent (25%) of the Member's Pre-Tax Contributions up to a maximum of $500 per Plan Year.

               III. S.E.I.U. Local No. 36 - (Fairless Hills Location) - The
                    Employer shall make Employer Matching Contributions for each Member covered under the collective bargaining agreement between the Employer and the Service Employees International Union Local 36 with respect to the Employer's Fairless Hills location which shall equal $0.20 for each $1.00 allocated to the Member's Pre-tax Contribution Account, subject to a maximum of $450 per Plan Year regardless of the length of time the Member is eligible during the Plan Year.

               IV. General Truck Drivers, Office, Food & Warehouse Union Local 952 (Orange Location) - The Employer shall match fifty percent (50%) of the Pre-Tax Contributions made by Members up to $300 per Plan Year.

               V. International Association of Machinists & Aerospace Workers Local Lodge # 2551 (Dallas Location) - Effective March 1, 1997, the Employer shall make Employer Matching Contributions for each Member covered under the collective bargaining agreement between the Employer and the International Association of Machinists & Aerospace Workers, Local Lodge # 2551 with respect to the Employer's Dallas location which shall equal $0.20 for each $1.00 allocated to the Member's Pre-tax Contribution Account, subject to a maximum of $400 per Plan Year regardless of the length of time the Member is eligible during the Plan Year. Effective for Employer Matching Contributions made on or after February 23, 1998, Employer Matching Contributions are subject to a maximum of $450 per Plan Year regardless of the length of time the Member is eligible during the Plan Year. Notwithstanding the foregoing, each such Member who makes Pre-tax Contributions on a continuous basis during the twelve consecutive month period ending on February 23, 1998 shall receive an additional Employer Matching Contribution of $100.

               VI. Plastic Workers Union Local No. 18 (Ontario Location) - Effective March 1, 1997, the Employer shall make Employer Matching Contributions for each Member covered under the collective bargaining agreement between the Employer and the Plastic Workers Union Local No. 18 with respect to the Employer's Ontario location which shall equal $0.10 for each $1.00 allocated to the Member's Pre-tax Contribution Account, subject to a maximum of $200 per Plan Year regardless of the length of time the Member is eligible during the Plan Year. Notwithstanding the foregoing, each such Member who makes Pre-tax Contributions on a continuous basis during the twelve consecutive month period ending on April 1, 1998 shall receive an additional Employer Matching Contribution of $50.

               VII. Plastic Workers Union Local No. 18 (Ontario OSP Location) -
                    Effective March 1, 1997, the Employer shall make Employer Matching Contributions for each Member covered under the collective bargaining agreement between the Employer and the Plastic Workers Union Local No. 18 with respect to the Employer's Ontario OSP location which shall equal $0.10 for each $1.00 allocated to the Member's Pre-tax Contribution Account, subject to a maximum of $200 per Plan Year regardless of the length of time the Member is eligible during the Plan Year. Notwithstanding the foregoing, each such Member who makes Pre-tax Contributions on a continuous basis during the twelve consecutive month period ending on April 1, 1998 shall receive an additional Employer Matching Contribution of $50.

               VIII. Plastic Workers Union Local No. 18 (La Mirada Location) -
                    Effective July 1, 1997, the Employer shall make Employer Matching Contributions for each Member covered under the collective bargaining agreement between the Employer and the Plastic Workers Union Local No. 18 with respect to the Employer's LaMirada location which shall equal $0.10 for each $1.00 allocated to the Member's Pre-tax Contribution Account, subject to a maximum of $200 per Plan Year regardless of the length of time the Member is eligible during the Plan Year. Notwithstanding the foregoing, each such Member who makes Pre-tax Contributions on a continuous basis during the twelve consecutive month period ending on September 1, 1998 shall receive an additional Employer Matching Contribution of $50.

               IX. The Employer shall make Employer Matching Contributions to all other Union Employees participating in the Plan as provided under Section 3.2(A).

     3.3  Adjustments to Contribution Limits.

          A. Notwithstanding Section 3.1, if the amount of the Pre-Tax Contributions made or to be made (as the case may be) on behalf of all Members for any Plan Year is such that the Plan Administrator determines that the amount of such contributions may not satisfy the requirements of Section 7.1, then the Plan Administrator shall have the authority to cause the reduction of Pre-Tax Contributions to be made on behalf of all or a group of Highly Compensated Employees who elect to make Pre-Tax Contributions in such manner as it shall determine in order to ensure that the Plan will satisfy the requirements of Section 7.1 for such Plan Year and the amount of such reductions shall not be contributed to the Plan. Such action by the Plan Administrator need not be in accordance with the requirements of Federal Income Tax Regulations Section 1.401(k)-1(f)(2); provided, however, that (a) any action to not act in accordance with such Regulation shall be evidenced by written action of the Plan Administrator and (b) such reduction shall only be effective with respect to Pre-Tax Contributions which would otherwise be made after the date that the Plan Administrator so acts.

          B. Notwithstanding Section 3.2, if the amount of the Employer Matching Contributions to be made on behalf of all Members for any Plan Year is such that the Plan Administrator determines that the amount of such contributions may not satisfy the requirements of Section 7.7, then the Plan Administrator shall have the authority to cause the reduction of Employer Matching Contributions to be made on behalf of all or a group of Highly Compensated Employees who elect to make Pre-Tax Contributions in such manner as it shall determine in order to ensure that the Plan will satisfy the requirements of Section 7.7 for such Plan Year, and the amount of such reductions shall not be contributed to the Plan. Such action by the Plan Administrator need not be in accordance with the requirements of Federal Income Tax Regulations Section 1.401(m) - 1(e)(2); provided, however, that
               (a) any action to not act in accordance with such Regulation shall be evidenced by written action of the Plan Administrator,
               (b) such reduction shall only be effective with respect to Employer Matching Contributions which would otherwise be made after the date that the Plan Administrator so acts and (c) the Plan Administrator shall evidence in writing the order in which the various categories of Employer Matching Contributions otherwise to be made with respect to such Highly Compensated Employees shall be so reduced.

          C. Anything in the foregoing to the contrary, no such reductions shall be made with respect to any Highly Compensated Employee without at least thirty (30) days written notice to such person.

     3.4 Adjustments to Contributions. A Member may increase or decrease the rate of Pre-Tax Contributions effective as of any payroll period by notifying the Plan Administrator in accordance with the administrative procedures established by the Plan Administrator. A Member may suspend Pre-Tax Contributions at any time by notifying the Plan Administrator in accordance with the administrative procedures established by the Plan Administrator. Suspensions during the Plan Year shall be effective as soon as practicable after notification of the Plan

          Administrator in accordance with the administrative procedures established by the Plan Administrator. A Member may recommence Pre-Tax Contributions to the Plan effective as of any payroll period by submitting a new election to the Plan Administrator in accordance with administrative procedures established by the Plan Administrator, prior to such payroll period. Notwithstanding the foregoing, an individual who is on lay off status and returns to the employ of the Employer, may recommence Pre-Tax Contributions to the Plan effective as of the next payroll period.

     3.5 Distribution of "Excess Deferral Amounts". Notwithstanding any other provision of the Plan, Excess Deferral Amounts as adjusted for income or losses thereon shall be distributed to Members who claim such Excess Deferral Amounts for the preceding calendar year.

          A. For purposes of this Section, the following definitions shall have the following meanings:

               (1) "Elective Deferrals" shall mean any Employer contributions made to the Plan at the election of the Member, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Member's Elective Deferral is the sum of all Employer contributions made on behalf of such Member pursuant to an election to defer under any qualified CODA as described in section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Code section 402(h)(1)(B), any eligible deferred compensation plan under Code section 457, any plan as described under Code section 501(c)(18), and any Employer contributions made on the behalf of a Member for the purchase of an annuity contract under Code section 403(b) pursuant to a salary reduction agreement.

               (2) "Excess Deferral Amounts" shall mean those Elective Deferrals that are includible in a Member's gross income under Code section 402(g), to the extent such Member's Elective Deferrals for a taxable year exceed the Adjustment Factor. Excess Deferral Amounts shall be treated as Annual Additions under the Plan except to the extent distributed pursuant to this Section 3.4.

          B. A Member may assign to this Plan any Excess Deferral Amounts made during the taxable year of the Member by filing a claim in writing with the Plan Administrator no later than March 1 following the year in which the Excess Deferral Amounts were made. Said claim shall specify the Member's Excess Deferral Amount for the preceding calendar year; and shall be accompanied by the Member's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in section 401(k), 408(k), 457, 501(c)(18) or 403(b) of the Code shall exceed the appropriate Adjustment Factor for the year in which the deferral occurred.

          C. A Member who has an Excess Deferral Amount during a taxable year may receive a corrective distribution during the same year. Such a corrective distribution shall be made if:

               (1) the Member designates the distribution as an Excess Deferral Amount;

               (2) the corrective distribution is made after the date on which the Plan received the Excess Deferral Amount; and

               (3) the Plan Administrator designates the distribution as a distribution of an Excess Deferral Amount.

          D. The Excess Deferral Amount distributed to a Member with respect to a calendar year shall be calculated after giving effect to income and losses pertaining to the Member's Pre-Tax Contribution Account allocable to the Excess Deferral Amount.

               The income or loss allocable to such Excess Deferral Amount shall be determined by multiplying the income or loss allocable to the Member's Pre-Tax Contribution Account for the calendar year by a fraction, the numerator of which is the Excess Deferral Amount on behalf of the Member for the preceding calendar year and the denominator of which is the Member's Pre-Tax Contribution Account balance on the last day of the calendar year, minus the income or plus the loss allocable to the Member's Pre-Tax Contribution Account for the calendar year.

          E. In the alternative, any other methods of allocating income or loss on the Excess Deferral Amount may be utilized in the manner provided by the Internal Revenue Service.

          F. Excess Deferral Amounts, as adjusted for income and losses, shall be distributed to a Member no later than April 15 of the year following the calendar year in which such Excess Deferral was made.

          G. Excess Deferral Amounts are includible in a Member's gross income under Section 402(g) of the Code to the extent that the Member's Pre-Tax Contributions exceed the dollar limitation under this Code Section. Excess Deferral Amounts shall be treated as Annual Additions under this Plan except to the extent distributed pursuant to this Section 3.4.

     3.6 Overall Limits on Contributions. Contributions made on behalf of any Member during any Limitation Year shall be subject to the following:

          A. In no event shall the Annual Addition for a Member exceed the lesser of:

               (1) 25% of the Member's Compensation under Section 1.13(B), for the Limitation Year; or

               (2) the "defined contribution dollar limitation", which shall mean $30,000, or, effective for Limitation Years beginning on or after January 1, 1993, the limitation as in effect for the Limitation Year pursuant to Code section 415(d).

          B. For purposes of the Annual Addition hereunder, Pre-Tax Contributions made on behalf of a Member during a payroll period which begins in one Plan Year but ends in the next succeeding Plan Year shall be deemed an Annual Addition for the next succeeding Plan Year, pursuant to Treasury Regulation 1.415-6(b)(7).

          C. If the Annual Addition to this Plan must be limited for any Member in order to comply with Code section 415, the Plan shall first distribute Pre-Tax Contributions to the extent an excess amount exists. Pre-Tax Contributions which are distributed pursuant to this Section 3.6(C) shall not be counted in determining whether the limit in Section 402(g) has been exceeded or in performing the nondiscrimination tests under Section 7. If excess Annual Additions still exist in a Member's Account and such excess Annual Additions are the result of the allocation of forfeitures, a reasonable error in estimating a Member's Compensation or a reasonable error in determining the amount of a Member's Pre-Tax Contributions, the excess amounts in the Member's account will be used to reduce Employer contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for that Member if that Member is covered by the Plan as of the end of the Limitation Year. However, if that Member is not covered by the Plan as of the end of the Limitation Year, then the excess amounts will be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to all of the remaining Members in the Plan. Furthermore, the excess amounts will be used to reduce Employer contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the remaining Members in the Plan.

          D. (1) If an Employee is or was a Member in one or more defined benefit plans and one or more defined contribution plans maintained or ever maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year may not exceed 1.0. The "defined benefit plan fraction" for any year is a fraction the numerator of which is the projected annual benefit of the Member under the defined benefit plan (determined as of the close of the Limitation Year), and the denominator of which is the lesser of:

                    (a) the product of 1.25 multiplied by $90,000 or the applicable dollar limit which is in effect for such year; or

                    (b) the product of 1.4 multiplied by 100% of the Member's average Compensation for his high 3 consecutive calendar years of active participation.

                         Notwithstanding the above, if the Employee was a Member as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer in existence on May 6, 1986, the denominator of this fraction shall not be less than 125 percent of the sum of the annual benefits under such plans which the Member had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code section 415 for all Limitation Years beginning before January 1, 1987.

          (2) The defined contribution plan fraction for any year is a fraction the numerator of which is the sum of the Annual Addition to the Member's accounts as of the close of the Limitation Year, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior year of service with the Employer:

                    (a) the product of 1.25 multiplied by $30,000 or the applicable limit which is in effect for such year; or

                    (b) the product of 1.4 multiplied by 25% of the Member's Compensation.

                         Notwithstanding the above, if the Employee was a Member as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of
                         (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                         The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.

                         For purposes of the defined contribution plan fraction denominator above, the amount taken into account with respect to each Member for all Limitation Years ending before January 1, 1983 may be an amount equal to the product of the defined contribution plan denominator for the 1982 Limitation Year as determined under
                         Section 415(e)(3)(B) of the Code, multiplied by the following fraction:

          (3) the numerator of which is the lesser of $51,875 or 1.4 multiplied by 25% of the Member's Compensation for the year ending in 1981; and

          (4) the denominator of which is the lesser of $41,500 or 25% of the Member's Compensation for the year ending in 1981.

     E. The contributions to this Plan made by the Employer on behalf of an Employee shall be reduced by the amount of any Annual Addition in excess of the limitation under Section 415 of the Code for any Limitation Year.

     F.   This Section 3.6 shall be satisfied prior to satisfying the ADP test.

     G. If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Section 415(e)(1) of the Code (as revised by this Section) does not exceed 1.0 for such Limitation Year.

     H. In addition to any other limitations contained in this Section, if the Employer or an Affiliated Company maintains or maintained a defined benefit plan and the amount contributed to the Trust in respect of any Limitation Year would cause the amount allocated to any Member under all defined contribution plans maintained by the Employer or an Affiliated Company to exceed the maximum allocation as determined in subsection D., then the allocation with respect to such Member shall be reduced by the amount of such excess. To the extent administratively feasible, the limitation of this subsection shall be applied to the Member's benefit payable from the defined benefit plan prior to reduction of the Member's

          Annual Additions under the defined contribution plans. The excess allocation shall be reallocated or held in a suspense account in accordance with subsection C.

3.7 Permitted Employer Refunds. Employer contributions hereunder are made with the understanding that this Plan shall initially qualify under Section 401 of the Code, and that such contributions shall be deductible under Section 404 of the Code.

     A. If approval of the Plan as originally adopted is denied by the Internal Revenue Service, Employer contributions affected by such denial shall be returned to the Employer within one year after the denial occurs. Any contribution that is disallowed as a deduction shall be refunded to the Employer within one year of such disallowance if the Employer has filed the application for the determination or qualification of this Plan with the IRS by the time prescribed by law for filing the Employer's return for the taxable year in which this Plan was adopted, or by such later date as the Secretary of the Treasury may prescribe.

     B. Any contribution made by the Employer due to a mistake of fact shall be refunded to the Employer within one year of such contribution.

     C. Refunds of contributions due to a disallowance of deduction or mistake of fact shall be governed by the following requirements:

          (1) earnings attributable to the amount being refunded shall remain in the Plan, but losses thereto must reduce the amount to be refunded; and

          (2) in no event may a refund be made that would cause the Accrued Benefit of any Member to be reduced to less than that which the Member's Accrued Benefit would have been had the mistaken amount not been contributed.

3.8 Timing of Deposits. Employer shall make payment of the Pre-Tax Contribution to the Trust under the terms hereof no later than the time period permitted by applicable law and regulations. All other Employer contributions under the Plan shall be deposited to the Trust prior to the due date for filing the Employer's Federal Income Tax Return for the Fiscal Year in which the Plan Year ends, including any extension thereto. In no event shall the Employer Contributions be made in excess of the amount deductible under applicable Federal law now or hereafter in effect limiting the allowable deduction for contributions to profit sharing plans. The contributions to this Plan when taken together with all other contributions made by the Employer to other qualified retirement plans shall not exceed the maximum amount deductible under Section 404(a) of the Code.

                                    SECTION 4

                                 MEMBER ACCOUNTS

4.1 Establishment of Accounts. A Pre-Tax Contribution Account, Top-Heavy Contribution Account, Employer Matching Contribution Account, After-Tax Contribution Account, Transfer Account and Rollover Account shall be established for each Member in accordance with Sections 3, 6, 8, and under the Prior Plan as applicable. All contributions by or on behalf of a Member shall be deposited to the appropriate account.

4.2 Valuation of Accounts. As of each Valuation Date, the accounts of each Member shall be adjusted to reflect any realized and unrealized gains or losses and income or expenses of the Fund which shall be allocated pro rata to each Member's account based on the value thereof as of the preceding Valuation Date, adjusted in accordance with Section 4.3. The fair market value of the Fund shall be determined by the Trustee and communicated to the Plan Administrator as of the end of each calendar month in accordance with procedures established by the Plan Administrator. Each Member shall be furnished with a statement as soon as practicable after the end of each calendar quarter, setting forth the value of his Accrued Benefit as of the last Valuation Date in such calendar quarter. It shall represent the fair market value of all securities or other property held for each respective fund, plus cash and accrued earnings, less accrued expenses and proper charges against the fund as of such Valuation Date. The Trustee's determination shall be final and conclusive for all purposes of this Plan. The valuation process shall be performed separately for each investment fund.

     To the extent it is necessary to determine the fair market value, as of any particular date, of any shares of Common Stock held under the Foamex Stock Fund for purposes of the foregoing paragraph, or for purposes of any other provision of the Plan, such fair market value shall be the average of the high bid and low asking price for the Common Stock of Foamex International Inc. as quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System on the day as of which such value must be determined or, if there are no such quotes on such date, the most recent prior business day on which high bid and low asking prices are quoted. If no such high bid and low asking prices are quoted within such last five business days, fair market value will be determined by the Trustee, based upon a good faith attempt to value, accurately and in accordance with the requirements of the Code and ERISA, the shares of Common Stock of Foamex International Inc. Notwithstanding the foregoing, the foregoing provisions of this paragraph shall not apply in the case where any such shares to be valued have either been purchased or sold (as the case may be) on the open market on the date as of which such fair market value is to be determined and such purchase or sale price (as the case may be) shall be used to value such shares.

4.3 Adjustment to Accounts. When determining the value of Member accounts, any deposits due which have not been deposited to the fund on behalf of the

     Member shall be added to his accounts; and any withdrawals or distributions made which have not been paid out shall be subtracted from the accounts.

     Similarly, adjustment of accounts for appreciation or depreciation of an investment fund shall be deemed to have been made as of the Valuation Date on which the adjustment relates, notwithstanding that they are actually made as of a later date.

4.4 Directed Investments. A Member's Accrued Benefit, shall be invested as directed by each Member in one or more of the following investment funds:

     A.   Morley Capital Fund

     B.   Fidelity Puritan Fund

     C.   Vanguard/Windsor Fund

     D.   Neuberger & Berman Guardian Fund

     E.   Vanguard Index Trust 500 Fund

     F.   Janus Worldwide Fund

     G. Foamex Stock Fund - A non-diversified stock fund that invests solely in the Common Stock of Foamex International Inc. All such shares of Common Stock to be held under such fund shall be acquired exclusively through purchases on the open market. Dividends, if any, shall be used, as soon as practicable, to purchase additional such shares of Common Stock.

     A Member shall submit his investment selection to the Plan Administrator in accordance with the administrative procedures established by the Plan Administrator. The Member may select one or more investment funds in multiples of 1%. The investment selection of a Member shall apply uniformly to all of his accounts other than that portion of the Employer Matching Contribution attributable to Pre-tax Contributions made to the Foamex Stock Fund.

     The special 25% additional Employer Matching Contribution for Member Pre-Tax Contributions invested in the Foamex Stock Fund (but excluding any earnings and/or unrealized gains, if any, thereon) may not be transferred to another fund.

4.5 Administration of Investments. Contributions made by or on behalf of a Member shall be invested in the investment fund or funds selected by the Member until the effective date of a new designation which has been properly submitted to the Plan Administrator. Notwithstanding the foregoing, that portion of the Employer Matching Contribution account attributable to the additional 25% matching contribution to the Foamex Stock Fund shall be invested exclusively in the Foamex Stock Fund.

     If any Member fails to make an initial designation, he shall be deemed to have designated the Morley Capital Fund; provided he agrees in writing to such investment. A designation submitted by a Member changing his investment option shall apply to investment of future deposits and/or to amounts already accumulated in his accounts. A Member may change his investment option with respect to the investment of future deposits effective as of the first Valuation Date in the next succeeding payroll period by submitting his investment changes in accordance with the procedures established by the Plan Administrator. A Member may change his investment option with respect to the investment of amounts already accumulated in his accounts effective as of the next Valuation Date by submitting his investment changes in accordance with the procedures established by the Plan Administrator. The Plan Administrator may change or add Investment Funds from time to time. Each Member shall be notified of a change in Investment Funds at least thirty (30) days prior to the Valuation Date on which the change is to occur.

4.6 Investments For Terminated Members. Any Member who ceases to be an Employee shall continue to have the authority to direct the investment of his accounts in accordance with the provisions of Sections 4.4 and 4.5.

4.7 Special Rules Applicable to Foamex Stock Fund. Members that have any portion of their accounts invested in the Foamex Stock Fund shall have the rights to decide tender offers and vote proxies as provided in subsections A and B of this Section 4.7.

     A.   Proxy Voting

          The Trustee is responsible for voting all shares of Common Stock of Foamex International Inc. held under the Foamex Stock Fund. When a decision to vote shares is required, Members who have any portion of their accounts allocated to the Foamex Stock Fund as of the relevant record date will receive copies of all proxy statements otherwise distributed to holders of the Common Stock of Foamex International Inc. Member's proxy votes shall direct the Trustee's vote. All shares for which proxies are not received will be voted in the same proportion as shares for which proxies are returned. Members shall be considered a fiduciary for purposes of voting shares of common stock allocated to their account and a portion of shares for which no proxy instructions are received by the Trustee. Members' votes shall be kept confidential by the Trustee to the extent permitted by law.

     B.   Tender Offers

          The Trustee is responsible for responding to any tender offer with respect to all shares of Common Stock of Foamex International Inc. held under the Foamex Stock Fund. When a decision to tender shares is required, Members who have any portion of their accounts allocated to the Foamex Stock Fund as of the relevant record date will receive copies of all tender materials otherwise distributed to holders of the Common Stock of

          Foamex International Inc. Member's tender instructions shall direct the Trustee's decision as to whether or not to tender. All shares for which tender instructions are not received will be tendered or not, as the case may be, in the same proportion as shares for which tender instructions are returned . Members shall be considered a fiduciary for purposes of deciding whether to tender shares of Common Stock allocated to their account and a portion of the shares for which no tender instructions are received by the Trustee. Members' tender instructions shall be kept confidential by the Trustee to the extent permitted by law.

4.8  Special Rules Applicable to Investment in Foamex Stock Fund.

     A. Notwithstanding any other provision of the Plan to the contrary, during any period of time when (a) a registration statement covering the Plan, pursuant to the Securities Act of 1933, as amended, is not then in effect, (b) although in effect, information in the prospectus forming part of such registration statement does not, in the judgment of the Plan Administrator, meet the requirements of the Securities Act of 1933, as amended, or is not available for delivery, or (c) in the judgment of the Plan Administrator, a proceeding by the Securities and Exchange Commission for the issuance of a stop order suspending the effectiveness of such registration statement is threatened or contemplated, no future Pre-Tax Contributions or Employer Matching Contributions may be invested in, and no such prior contributions, or income earned thereon, may be transferred for investment in the Foamex Stock Fund. In lieu thereof, the Trustee shall, upon written notification from the Plan Administrator, invest such amounts in such investment fund which shall be so specified by the Plan Administrator. At such time as (a) such a registration statement covering the Plan shall become effective, (b) the prospectus forming part of such a registration statement shall have been amended to meet the requirements of the Securities Act of 1933, as amended, or shall be available for delivery, or (c) no stop order proceedings shall be threatened or contemplated, such amounts shall be invested as previously directed or otherwise required under the terms of the Plan.

     B. Each Member who is an officer, director or greater than 10% shareholder of Foamex International Inc. may elect to be subject to such optional limitations and restrictions as may be imposed by the Plan Administrator regarding the extent to which such person may (a) direct the investment under the Foamex Stock Fund of any portion of his future Pre-Tax Contributions and Employer Matching Contributions to be made on his behalf, (b) transfer any portion of his existing accounts under the Plan into or out of the Foamex Stock Fund, (c) receive a distribution or withdrawal from any portion of his accounts invested under the Foamex Stock Fund or (d) receive a loan from the Plan with respect to any portion of his accounts invested under the Foamex Stock Fund. Any such limitations and restrictions which are so elected by such a person shall apply notwithstanding any other provision of the Plan to the contrary.

                                    SECTION 5

                                     VESTING

5.1  Vesting.

     A. Each Member who is not a Union Employee listed in Section 3.2(B) shall have a fully vested, nonforfeitable right to his Pre-Tax Contribution Account, Employer Matching Contribution Account, After-Tax Contribution Account, Transfer Account and Rollover Account at all times. Each Member who is a Union Employee listed in Section 3.2(B) shall have a fully vested, nonforfeitable right to his Pre-Tax Contribution Account, After-Tax Contribution Account, Transfer Account and Rollover Account at all times.

     B. Union Employees listed in Section 3.2(B) shall vest in their Employer Matching Contribution Accounts according to the following schedule:

                        Years of Service                    Vesting Percentage

                           Less than 5                                 0%
                           5 or more                               100%

          Notwithstanding the foregoing schedule, a Member who attains his Normal Retirement Date, dies or becomes disabled shall become 100% vested in his Employer Matching Contribution Account.

          I. One-Year Breaks in Service for Vesting Purposes. If a Member incurs one or more consecutive One-Year Breaks in Service, then:

               (a) Years of Service before such One-Year Breaks in Service shall not be taken into account until the Member completes one Year of Service after his return;

               (b) Years of Service prior to the One-Year Breaks in Service shall not be taken into account if the Member has no vested right under the Plan and the number of consecutive One-Year Breaks in Service is greater than one and equals or exceeds the greater of (1) the aggregate number of his Years of Service (excluding Years of Service not required to be taken into account by reason of any prior One-Year Breaks in Service), or (2) five: and

               (c) If a Member incurs five or more consecutive One-Year Breaks in Service, Years of Service after such One-Year Breaks in Service shall not be taken into account in determining the nonforfeitable percentage of such

                    Member's benefit derived from Employer contributions which accrued before such One-Year Breaks in Service.

5.2 Forfeitures. A Member's vested Accrued Benefit shall be determined in accordance with Section 5.1 as of the date he terminates employment. The nonvested portion shall be forfeited on the earlier of the date on which the Member:

     A. receives a distribution of his vested Accrued Benefit, if any, provided that such distribution is made no later than the close of the second Plan Year following the year in which the Member terminates participation in the Plan; or

     B. has five consecutive one-year Breaks in Service measured from the Plan Year in which the Member's date of termination occurs.

     Said forfeiture shall be applied to reduce future Employer Matching Contributions.

     For purposes of this Section 5.2, if the value of a Member's vested Accrued Benefit is zero, the Member shall be deemed to have received a distribution of such vested Accrued Benefit on termination of employment.

5.3 Change in Vesting Schedule. A Member with at least three Years of Service as of the expiration date of the election period (as set forth below) may elect to have his nonforfeitable percentage computed under the Plan without regard to an amendment or restatement of the Plan that changes the Plan's vesting schedule. If a Member fails to make such election, then such Member shall be subject to the new vesting schedule unless the prior schedule resulted in more rapid vesting. The Member's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

     A.   the adoption date of the amendment;

     B.   the effective date of the amendment; or

     C. the date the Member receives written notice of the amendment from the Employer or Administrator.

     Except, however, that any Employee who was a Member as of the later of the Effective Date or adoption date of an amendment and restatement and who completed three Years of Service shall be subject to the pre-amendment vesting schedule, provided such schedule is more liberal than the new vesting schedule.

     For purposes of this Section 5.3, a Member shall be considered to have completed three (3) Years of Service whether or not consecutive, without regard to the exceptions of section 411(a)(4) of the Code.

                                    SECTION 6

                                  DISTRIBUTIONS


6.1 Distribution of Benefit. A Member who ceases to be employed by the Employer and all Affiliated Companies for any reason other than death shall be entitled to receive his vested Accrued Benefit. A Member's Beneficiary shall be entitled to receive the Member's vested Accrued Benefit in the event of the Member's death. A Member or Beneficiary who is entitled to payment under this Section may elect the following option:

     Option A. A lump sum payment as soon as administratively feasible following the date he ceases to be employed by the Employer and all Affiliated Companies as the Member (or his Beneficiary) requests, but no later than the later of the Member's Retirement or age 70-1/2. The amount payable shall be equal to the Member's vested Accrued Benefit determined as of the Valuation Date coincident with the date payment is made.

     In addition to Option A, Members who had been Members of the GFI Plan who are entitled to payment under this Section may elect Option B :

     Option B. Substantially equal monthly installments over a period not to exceed the joint and last survivor life expectancy of the Member and his Beneficiary. Such payments to a Member must commence as provided in Sections 6.5 and 6.6 of this Plan, and shall continue to the Member's Beneficiary after the Member's death until the entire vested Accrued Benefit has been distributed. A Member (or in the case of a deceased Member, the Beneficiary) may elect to receive the unpaid portion of his vested Accrued Benefit in a lump sum payment as of any Valuation Date by submitting a request to the Plan Administrator in accordance with the administrative procedures established by the Plan Administrator.

               All distributions required under this Section 6 shall be determined and made in accordance with the regulations under Code section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the regulations.

6.2 Election of Benefits. The Member shall notify the Plan Administrator in accordance with administrative procedures established by the Plan Administrator, of the form and timing of benefit payments. An election may be revoked and a new election may be submitted to the Plan Administrator any time prior to the commencement of benefits. Payment of benefits shall commence as soon as practicable under the option the Member has designated; but in no event later than as provided under Section 6.6 hereof.

     Notwithstanding the foregoing as well as the provisions of Section 6.1, if an Employee separates from service with the Employer and all Affiliated Companies for reasons other than death and the value of his vested Accrued Benefit determined as of the Valuation Date coincident with or next following such separation from service does not exceed $3,500 ($5,000, effective for Plan Years beginning on or after January 1, 1998), a lump sum payment shall be made to such person as soon as practicable following such Valuation Date. The amount payable shall be equal to the Member's vested Accrued Benefit determined as of the Valuation Date coincident with the date payment is made.

6.3 Rehire Prior To Incurring Five (5) Consecutive Breaks in Service. If the Member terminates his employment and is rehired by the Employer prior to the date that he would incur his fifth consecutive Break in Service, any amounts previously forfeited shall be restored by the Employer if the Member repays the entire amount which was distributed on or before the earlier of five years after the first date on which the Member is subsequently reemployed by the Employer, or the close of the first period of five consecutive one year Breaks in Service after the withdrawal. The Member's vested interest in such an instance shall be determined thereafter as if he did not have a break in employment. The Employer shall make sufficient contributions equal to the amount forfeited at the time distribution occurred. If the Member does not repay the amount which was distributed to him, new accounts shall be opened upon his reentry into the Plan and the amount forfeited during the Member's prior employment may not be recovered. If a Member receives or is deemed to receive a distribution pursuant to this Section 6 and the Member resumes employment covered under this Plan, the Member's Employer-derived Accrued Benefit will be restored to the amount on the date of distribution if the Member repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of 5 years after the first date on which the Member is subsequently re-employed by the Employer, or the date the Member incurs 5 consecutive one-year Breaks in Service following the date of the distribution. To the extent that the Member had received a distribution in shares of Common Stock of Foamex International Inc. in accordance with
     Section 6.17, the amount deemed distributed, for purposes of this Section
     6.3 shall be the amount of the cash distribution which such person would have received had such prior distribution instead been entirely in cash.

6.4 Death Prior to Total Distribution. If a Member dies before the distribution of his interest has begun, the entire interest shall be distributed in a lump sum as soon as practicable following his death, and in no event later than five (5) years after the Member's date of death.

6.5 Distribution Limitation. In accordance with Section 401(a) of the Code and unless he elects otherwise, a Member shall commence distribution hereunder no later than 60 days after the close of the Plan Year in which occurs the later of his Normal Retirement Date, the tenth anniversary of the year in which a Member has commenced participation in the Plan or the date of the Member's termination of employment. Notwithstanding the foregoing, the failure of a Member to consent to a distribution while a benefit is immediately distributable within the meaning of this Section shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

6.6 Mandatory Distributions. Effective January 1, 1997, the benefits of a Member who is a "five (5) percent owner" shall be distributed to him not later than April 1 of the calendar year following the calendar year in which the Member attains age 70-1/2. The restrictions imposed by this Section shall not apply if a Member has, prior to January 1, 1984, made a written designation to have his retirement benefit paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982. Any such written designation made by a Member shall be binding upon the Plan Administrator. The Member shall be required to withdraw during any Plan Year only the minimum amount required to satisfy the Code.

6.7 Earnings on Undistributed Benefits. A Member's Accrued Benefit shall share in investment experience in accordance with the provisions of Section 4 until the Valuation Date coincident with distribution.

6.8 Rollovers Into the Plan. Subject to approval of the Plan Administrator, an Employee may roll over to the Trust amounts accumulated for the Employee under any other qualified retirement plan or plans. The amount rolled over shall become subject to all of the terms and conditions of this Plan and Trust Agreement after it is rolled over, except that it shall be fully vested and nonforfeitable at all times. The amounts rolled over shall be deposited in a separate account herein referred to as an Employee's Rollover Account and shall be invested as other accounts. An Employee who makes a rollover contribution to this Plan shall not otherwise participate in the Plan until he qualifies as an Eligible Employee hereunder.

6.9 Transfers Into the Plan. Subject to approval of the Plan Administrator, the Trustee shall accept the transfer to the Trust of amounts accumulated for an Employee under the Scotfoam Corporation 401(k) Savings and Investment Plan. This shall be accomplished by a Trustee-to-Trustee transfer. The amount transferred shall become subject to all of the terms and conditions of this Plan and Trust Agreement after it is transferred. The amounts transferred shall be deposited in a separate account herein referred to as an Employee's Transfer Account and shall be invested as other accounts.

     A. If the Trust accepts transfers from a plan which provides for distributions in the form of a life annuity, then as to such transfers and notwithstanding Sections 6.1 and 6.2, unless an optional form of benefit is selected pursuant to a Qualified Election, an unmarried Member's Transfer Account balance attributable to such plan shall be paid in the form of a life annuity. In addition to the optional forms of benefits listed in Section 6.1, for purposes of this Section only, a Member may elect to receive payment of his Transfer Account to be made in the Installment Option if such option was permitted under the transferor plan. A married Member shall receive his Transfer Account in the form of a Qualified Joint and

          Survivor Annuity (QJSA) if such option was permitted under transferor plan. Such annuities shall be payable as follows:

          (1) in the event of the death of a Member prior to attaining the Annuity Starting Date, his Beneficiary shall receive a death benefit equal to the balance in his Transfer Account as of his date of death. If the Member is married, such benefit shall be paid in the form of a Qualified Pre-Retirement Survivor Annuity
               (QPSA) unless a different form of payment is elected within an Election Period;

          (2) unless a Qualified Election is made, upon a Member's death, occurring before the Annuity Starting Date above, a Member's Transfer Account shall be applied to purchase an annuity for the life of that Member's Surviving Spouse;

          (3) a Surviving Spouse may commence receipt of payments at any time after the Member's death as such Spouse elects; and

          (4) if a Member makes a Qualified Election to waive the QJSA option, the benefits payable as a result of death after the commencement of benefits shall be governed by the payment option selected by the Member.

     B. The following definitions shall apply to the provisions included under Subsection A., above:

          (1) "Election Period" for a QJSA means the 90-day period ending on the Annuity Starting Date, and for QPSA means the period which begins on the first day of the Plan Year in which the Member attains age 35 and ends on the date of the Member's death. If a Member separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to benefits accrued prior to separation, the Election Period shall begin on the date of separation.

          (2) "Pre-Age Waiver" means the waiver available to a Member who will not yet attain age 35 as of the end of any current Plan Year, to waive the QPSA for the period beginning on the date of such Member's election to waive, and ending on the first day of the Plan Year in which such Member will attain age 35. Such election shall not be valid unless the Member receives a written explanation of the QPSA. QPSA coverage will be automatically reinstated as of the first day of the Plan Year in which the Member attains age 35. Any subsequent waiver shall be fully subject to this provision.

          (3) "Earliest Retirement Age" means the earliest date on which, under the Plan, the Member could elect to receive retirement benefits.

          (4) "Qualified Election" means a waiver may be made of a QJSA or a QPSA during the relevant Election Period. The waiver must be in writing and must be consented to by the Member's Spouse. The waiver shall designate a Beneficiary (or a form of benefits if applicable) and such designation shall not be changed without spousal consent (unless the spousal consent expressly permits designations by the Member without any further consents by the Spouse). The Spouse's consent shall acknowledge the effect of such election and must be witnessed by the Plan Administrator or a notary public. Notwithstanding this consent requirement, if the Member establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver shall be deemed a Qualified Election. Any consent necessary under this provision shall be valid only with respect to the Spouse who signs the consent, or in the event of a deemed Qualified Election, the designated Spouse. Additionally, a revocation of a prior waiver may be made by a Member without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

          (5) "Qualified Joint and Survivor Annuity" (QJSA) means an immediate annuity for the life of the Member with a survivor annuity for the life of the Spouse which is not less than 50% of the amount of the annuity which is payable during the joint lives of the Member and the Spouse and which is the actuarial equivalent of the normal form of benefit, or if greater, any optional form of benefit.


          (6) "Spouse" (Surviving Spouse) means the Spouse or Surviving Spouse of the Member, provided that a former Spouse shall be treated as the Spouse or a Surviving Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

          (7)  "Annuity Starting Date" means:

               (a) the first day of the first period for which an amount is payable as an annuity; or

               (b) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Member to such benefit.

          The first day of the first period for which a benefit is to be received by reason of Disability shall be treated as the Annuity Starting Date only if such benefit is not an auxiliary benefit.

          (8) Notwithstanding the above, if a Member's vested Accrued Benefit does not exceed $3,500 ($5,000, for Plan Years beginning on and after January 1, 1998), the Trustee may direct that such amount shall be immediately distributable as a lump sum. However, no distribution may be made under the preceding sentence after the annuity starting date unless the Member and the Spouse of a Member (or where the Member has died, the Surviving Spouse) consents, in writing, to such distribution.

          (9) If a Member's vested Accrued Benefit exceeds (or at the time of any prior distribution exceeded) $3,500 ($5,000, for Plan Years beginning on and after January 1, 1998), and the Member and the Spouse of the Member (or where the Member has died, the Surviving Spouse) consents, in writing, the Trustee may immediately distribute the present value of such annuity.

          (10) "Installment Option" means substantially equal monthly installments over a designated period not to exceed the joint life and last survivor life expectancy of the Member and his Beneficiary. Such payments must commence pursuant to the provisions of Section 6.6 of this Plan, and shall continue after the Member's death to his Beneficiary until the entire vested Accrued Benefit has been distributed. A Member (or in the case of a deceased Member, the Beneficiary) may elect to receive the unpaid portion of his vested Accrued Benefit in a lump sum as of any Valuation Date by submitting a written request to the Plan Administrator.

          (11) The terms of any annuity contract purchased and distributed by the Plan to a Member or Spouse herein shall comply with the requirements of this Plan. Any annuity contract distributed herein shall be nontransferable.

          (12) In the case of a QJSA, the Plan Administrator must notify each Member of, in writing, and no less than 30 and no more than 90 days prior to the annuity starting date:

               (a)  the terms and conditions of the QJSA;

               (b) the Member's right to make and the effect of an election to waive the QJSA form of benefit;

               (c)  the rights of a Member's Spouse; and

               (d) the right to make and the effect of a revocation of a previous election to waive the QJSA.

          (13) In the case of a QPSA, the Plan Administrator must provide each eligible Member with a written notification comparable to and in accordance with (12) above within the applicable period for such Member. The applicable period is whichever of the following periods is last to occur:

               (a) the period beginning with the first day of the Plan Year in which the Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35;

               (b) a reasonable period ending after the Employee becomes a Member;

               (c) a reasonable period ending after subsection K. below ceases to apply to the Member; and

               (d) a reasonable period ending after this subsection first applies to the Member.

               Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Member who separates from service before attaining age 35.

               For purposes of applying the preceding, a reasonable period ending after the enumerated events described in (2), (3) and (4) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Member who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Member thereafter returns to employment with the Employer, the applicable period of such Member shall be redetermined.

6.10 Evidence in Writing. The Plan Administrator may require the Member to furnish a letter or other evidence in writing from the administrator of the plan from which the rollover or transfer originates, stating that the acceptance of the transfer or rollover shall not affect the tax qualified status of the Plan.

6.11 Hardship Withdrawal. A Member may apply in accordance with administrative procedures established by the Plan Administrator for a hardship withdrawal from his vested Accrued Benefit at any time. The withdrawal must satisfy the criteria set forth below, and may be approved or disapproved at the discretion of the Plan Administrator. Hardship withdrawals from a Member's Pre-Tax Contribution Account are not permitted from income on a Member's Pre-Tax Contributions, except to the extent of earnings on or before December 31, 1988, nor are such withdrawals permitted to include Employer contributions which were treated as

     Pre-Tax Contributions as a result of the application of the special nondiscrimination requirements under rules prescribed by the Secretary of the Treasury for Employer contributions that are used to meet the vesting and withdrawal restrictions for Pre-Tax Contributions. The circumstances which may warrant approval of a Member's application for a hardship withdrawal are:

     A. General Rule. For purposes of this Plan, a hardship distribution must be made on account of an immediate and heavy financial need of the Member and must be in an amount not to exceed the sum necessary to satisfy such financial need.

     B. Immediate and Heavy Financial Need. The determination of whether a Member has an immediate and heavy financial need shall be made on the basis of whether a request satisfies the definition of "Deemed Immediate and Heavy Financial Need" as set forth below. A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Member.

     C. Deemed Immediate and Heavy Financial Need. A distribution shall be deemed to be made on account of an immediate and heavy financial need of the Member if the distribution is on account of:

          (1) medical expenses described in Code Section 213(d) incurred by the Member, the Member's spouse, or any dependents of the Member (as defined in Code Section 152);

          (2) purchase (excluding mortgage payments) of a principal residence for the Member;

          (3) payment of tuition for the next twelve months of post-secondary education for the Member, the Member's spouse, children or dependents;

          (4) the need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or

          (5) such other events set forth by the Commissioner of the Internal Revenue Service through the publication of revenue rulings, notices, and other documents of general applicability.

               The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.

     D. Distribution Necessary to Satisfy Financial Need (Certification Method). A distribution shall not be treated as necessary to satisfy an immediate and heavy financial need of a Member to the extent the amount of the distribution is in excess of the amount required to relieve the financial need or to the extent such need may be satisfied from other resources that are reasonably available to the Member. This determination is to be made on the basis of all relevant facts and circumstances. A distribution shall be treated as necessary to satisfy a financial need if the Employer reasonably relies upon the Member's representation and the Member certifies in writing that the need cannot be relieved:

          (1)  through reimbursement or compensation by insurance or otherwise;

          (2) by reasonable liquidation of the Member's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

          (3) by cessation of elective contributions or Member contributions under the Plan; or

          (4) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

     E. For purposes of this Section, the Member's resources shall be deemed to include those assets of a Member's spouse and minor children that are reasonably available to the Member. This provision shall be interpreted in a manner consistent with regulations issued by the Internal Revenue Service.

     F. The determination of the existence of financial hardship and the amount required to be distributed to meet the need created by the hardship must be made in a uniform and nondiscriminatory manner.

6.12 Withdrawals Permitted After Age 59-1/2. Notwithstanding the foregoing, a Member may apply in accordance with administrative procedures established by the Plan Administrator for a withdrawal from all or a portion of his vested Accrued Benefit any time after attaining age 59-1/2. Such withdrawal shall not be subject to the requirements set forth in Section 6.11 but are subject to the conditions set forth in Section 6.14 below.

6.13 Withdrawal of After-Tax Contributions. A Member who has made After-Tax Contributions under the Prior Plan may withdraw such contributions if his Spouse, if married, consents in writing to such withdrawal by submitting a request to the Plan Administrator in accordance with the administrative procedures established by the Plan Administrator specifying the amount to be withdrawn. The amount withdrawn shall be governed by the provisions of
     Section 6.14.

6.14 Conditions For Withdrawals. The following conditions apply to withdrawals made under Sections 6.11, 6.12 and 6.13:

     A. a Member may make only one hardship withdrawal and one withdrawal from his After-Tax Contribution Account per valuation period. No more than two hardship and after-tax withdrawals may be made within a Plan Year. There will be no restriction on the number of withdrawals after age 59-1/2.

     B. all withdrawals shall be based on the value of the Member's applicable accounts as of the Valuation Date coincident with the date payment is made; and

     C. any withdrawal made hereunder from a Member's Transfer Account by a married Member shall be subject to the written consent of his Spouse; and

     D. withdrawals shall be made prorata from the investment fund(s) in which designated the Member's accounts are invested.

6.15 Direct Rollover.

     A.   With respect to any distribution of $200 or more described in this
          Section 6 which constitutes an eligible rollover distribution within the meaning of Code Section 401(a)(31)(C), the distributee thereof shall, in accordance with procedures established by the Plan Administrator or Committee, be afforded the opportunity to direct that such distribution be transferred directly to the trustee of an eligible retirement plan (a "direct rollover"). For purposes of the foregoing sentence, an "eligible retirement plan" is (1) a qualified trust within the meaning of Code Section 402 which is a defined contribution plan the terms of which permit the acceptance of rollover distributions, (2) an individual retirement account or annuity within the meaning of Code Section 408 (other than an endowment contract), or
          (3) an annuity plan within the meaning of Code section 403(a), which is specified by the distributee in such form and at such time as the Plan Administrator or Committee may prescribe.

     B. Notwithstanding the foregoing, if the distributee elects to have his eligible rollover distribution paid in part to him and part as a direct rollover:

          (1)  the direct rollover must be in an amount of $500 or more; and

          (2) a direct rollover to two or more eligible retirement plans shall not be permitted.

     C. The Plan Administrator shall, within a reasonable period of time prior to making an eligible rollover distribution from this Plan, provide a written explanation to the distributee of the direct rollover option described above, as well as the provisions under which such distribution will not be subject to tax if transferred to an eligible retirement plan within 60 days after the date on which the distributee received the distribution. A distribution may commence less than thirty (30) days after the notice required by Section 1.411(a)-11(c) of the Treasury Regulations is required to be given, provided the Plan Administrator informs the Member he has a right to a period of not less than thirty
          (30) days to consider the decision of whether or not to elect a distribution, and the Member, after receiving the notice, affirmatively elects a distribution.

6.16 Withholding of Income Tax.

     A. Notification of Withholding of Federal Income Tax. All Members and beneficiaries entitled to receive benefits under the Plan shall be notified of the Plan's obligation to withhold federal income tax from any benefits payable pursuant to the terms of the Plan. Such notice shall be in writing, be given at the times set forth in subsection (b) and contain the information set forth in subsection (c) of this Section.

     B. Time of Notice. The notice described in subsection (a) shall be provided not earlier than 90 days before such payment is to be made and not later than the time the Member or beneficiary is furnished with his claim for benefits application.

     C. Content of Notice. The notice required by subsection (a) shall contain, at a minimum:

          (1) with respect to any distribution which is an eligible rollover distribution within the meaning of Code Section 3405(c)(3) (other than an eligible rollover distribution of less than $200 which is exempt from withholding under regulations prescribed by the Secretary of the Treasury), advise the payee that there shall be withheld from such distribution an amount equal to 20% thereof (or such other amount as may from time to time be prescribed by the Code, or the Secretary of the Treasure or his delegate), unless the payee directs the Committee to transfer such distribution as a direct rollover to an eligible retirement plan, within the meaning of Section 6.15 hereof, in accordance with such procedures as the Committee may prescribe (a "transfer direction"),

          (2) with respect to any distribution which is not an eligible rollover distribution within the meaning of Code Section 3405(c)(3):

               (i) advise the payee of his right to elect not to have withholding apply to any payment or distribution and explain the manner in which such election may be made, and include or indicate the source of any forms necessary to make the election;

               (ii) advise the payee of his right to revoke such an election at any time;

              (iii) advise the payee that any election remains effective until revoked;

               (iv) advise the payee that penalties may be incurred under the estimated tax payment rules if the payee's payments of estimated tax are not adequate and sufficient tax is not withheld from payments under this Plan; and

               (v) advise the payee that the election not to have federal income tax withheld from benefits is prospective only and that any election made after a payment or distribution to the payee is not an election with respect to such payment or distribution.

     D. Effective Date of Election. Any transfer direction, election or revocation of any election by a payee shall become effective immediately upon receipt by the Plan Administrator or Committee of the transfer direction, election or revocation. Thereafter, the Plan Administrator or Committee shall, unless otherwise provided by applicable law, regulation or other guidance by the Secretary of the Treasure or his delegate, withhold federal income tax in accordance or consistent with the instructions filed by the payee.

     E.   Failure to Make Election.

          (1) In the case of an eligible rollover distribution, if the payee fails to provide the Plan Administrator or Committee with a transfer direction, the Plan Administrator or Committee shall withhold an amount equal to 20% of the amount of the distribution (or such other amount as may be from time to time prescribed by the Code, or the Secretary of the Treasury or his delegate).

          (2) In the case of a distribution which is not an eligible rollover distribution, if the payee fails to provide the Plan Administrator or Committee with a withholding certificate, the Plan Administrator or Committee shall withhold, in the case if a periodic distribution, the amount which would be required to be withheld from such payment if such payment were a payment of wages by an employer to an employee for the appropriate payroll period, determined as if the payee were a married person claiming three withholding allowances. In the case of a nonperiodic distribution, 10% of the amount of the distribution shall be withheld.

     F. Coordination with Internal Revenue Code and Regulations. Notwithstanding the foregoing, the Plan Administrator or Committee shall discharge its withholding and notice obligations in accordance with the Code and regulations and such other guidance with respect thereto as may be promulgated from time to time by the Secretary of the Treasury or his delegate.

6.17 Manner of Payment of Benefits. To the extent that any distribution under
     Section 6.1 is to be made out of the Foamex Stock Fund, such portion of such distribution shall be paid either (a) entirely in cash or (b) entirely in whole shares of Common Stock of Foamex International Inc. and in cash to the extent of any fractional shares, as the Member or his Beneficiary, as the case may be, shall elect. Absent such an election, amounts distributable from the Foamex Stock Fund in connection with such a distribution under Section 6.1 shall be paid entirely in cash. The portion of any such distribution under Section 6.1 made out of all other investment funds under the Plan, as well as all distributions under all other provisions of this Section 6, shall be entirely in cash.

6.18 Distributions to Employees on Disposition of Assets or Subsidiary. Anything in this Section 16 to the contrary notwithstanding, lump sum distributions to a Member shall be permitted upon the occurrence of an event described in
     Section 401(k)(10)(ii) or (iii) of the Code, unless provided otherwise in the purchase agreement between the Employer and the acquiring corporation. Any such lump sum shall be distributed to the Member by the end of the second calendar year following the year in which such event occurs.

                                    SECTION 7

           ACTUAL DEFERRAL AND ACTUAL CONTRIBUTION PERCENTAGE TESTING


7.1 Actual Deferral Percentage Tests. Effective for Plan Years beginning on and after January 1, 1997, the actual deferral percentage (ADP) of Pre-Tax Contributions for the Plan Year, as set forth under Section 3.1, for Members who are Highly Compensated Employees shall not exceed the greater of A. or B. as follows:

     A. the preceding Plan Year's ADP of Members who were Non-Highly Compensated Employees for such year, times 1.25; or

     B. the preceding Plan Year's ADP of Members who were Non-Highly Compensated Employees for such year times 2.0, but not to exceed the preceding Plan Year's ADP of Members who are Non-Highly Compensated Employees by more than two (2) percentage points.

          The Plan Administrator may elect to calculate the ADP for non-Highly compensated Employees on the basis of current Plan Year elections in accordance with regulations issued by the Secretary of the Treasury.

          The ADP for Union Employees and the ADP for non-Union Employees shall be calculated in accordance with applicable Treasury Regulations.

7.2 ADP Formula. Effective for Plan Years beginning on and after January 1, 1997, the ADP for a specified group of Members for the applicable Plan Year shall be the average of the ratios calculated separately for each Member in such group determined by dividing:

     A. the amount of Pre-Tax Contributions actually paid to the Plan on behalf of such Member for such Plan Year, by

     B.   such Member's Compensation for such Plan Year.

          The Plan Administrator shall determine as soon as practicable after the end of the Plan Year whether the ADP results satisfy either of the tests contained in the Section immediately preceding. In the event neither test is satisfied, the Employer may elect among the following:

          (1) to make an Additional Pre-Tax Contribution for Non-Highly Compensated Employees. The Additional Pre-Tax Contribution shall be a uniform percentage of Compensation for each such Member. Such "Additional Pre-Tax Contribution" shall be deposited to each eligible Member's Pre-Tax Contribution Account within the time period required by any applicable law(s) and/or regulation(s).

          (2) to reduce the allowable Pre-Tax Contribution deferral percentage of Highly Compensated Employees.

          (3) to treat Employer Matching Contributions as Pre-Tax Contributions, as permitted pursuant to, and subject to the restrictions described in Section 7.5 hereof.

     C. The Plan shall take into account the Actual Deferral Ratios of all Eligible Employees for purposes of the ADP test set forth in Code
          Section 401(k). For this purpose, an Eligible Employee is any Employee who is directly or indirectly eligible to make a Pre-Tax Contribution under the Plan for all or a portion of a Plan Year and includes an Employee who would be an active Member but for the failure to make required contributions and an Employee whose eligibility to make Pre-Tax Contributions has been suspended because of an election (other than certain onetime elections) not to participate, or to take either a hardship distribution or a loan. In the case of an Eligible Employee who makes no elective contributions the deferral ratio that is to be included in determining the ADP is zero. Notwithstanding the foregoing, Eligible Employee shall be defined in accordance with Treasury Regulation 1.401(k)-1(g)(4). To the extent such definition is inconsistent with this subsection C., the meaning of Eligible Employee set forth in the regulation shall govern.

     D. A Pre-Tax Contribution shall be taken into account under the ADP test of Section 401(k)(3)(A) of the Code for a Plan Year only if it relates to Compensation that either would have been received by the Employee in the Plan Year (but for the deferral election) or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2-1/2 months after the close of the Plan Year (but for the deferral election).

     E. For purposes of calculating the ADP test, Pre-Tax Contributions, Additional Pre-Tax Contributions and Qualified Matching Contributions must be contributed to the Trust before the last day of the twelve month period immediately following the Plan Year to which the contributions relate. For this purpose, a Pre-Tax Contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date.

7.3 Calculations of Excess Contributions. Effective for Plan Years beginning on or after January 1, 1997, the amount of Excess Contributions for a Highly Compensated Employee shall be based on the amount of Pre-Tax Contributions made on behalf of, or by, each such employee in accordance with Section 401(k)(8)(C) of the Code and the Treasury Regulations thereunder.

7.4 Failure to Correct Excess Contributions. Failure to correct Excess Contributions by the close of the Plan Year following the Plan Year for which they were made shall cause the cash or deferred arrangement to fail to satisfy the requirements of Code Section 401(k)(3) for the Plan Year for which the Excess Contributions were made and for all subsequent years they remain in the Trust. Also, the Employer shall be liable for a 10% excise tax on the amount of Excess Contributions unless corrected by distribution of Excess Contributions within 2-1/2 months after the close of the Plan Year for which they were made.

7.5 Additional Pre-Tax and Matching Contributions. Additional Pre-Tax Contributions and Matching Contributions may be treated as Pre-Tax Contributions for purposes of the ADP test of Code section 401(k) only if such contributions are nonforfeitable when made and subject to the same distribution restrictions that apply to elective contributions. Additional Pre-Tax Contributions and Matching Contributions which may be treated as Pre-Tax Contributions must satisfy these requirements without regard to whether they are actually taken into account as Pre-Tax Contributions for purposes of satisfying the ADP tests.

     Additional Pre-Tax Contributions and/or Matching Contributions may be treated as Pre-Tax Contributions only if the conditions described in section 1.401(k)-1(b)(5) of the Treasury Regulations are satisfied.

     The amount of the Additional Pre-Tax Contribution for Non-Highly Compensated Employees, the amount of the Employer Matching Contribution treated as a Pre-Tax Contribution, or the reduction in the allowable Pre-Tax Contribution deferral for Highly Compensated Employees shall be such that at least one of the tests contained in Section 7.1 is satisfied.

7.6 Distribution of Excess Contributions. Excess Contributions, as adjusted below, shall be distributed no later than the last day of the Plan Year to Members on whose behalf such Excess Contributions were made for the preceding Plan Year. Excess Contributions shall mean the amount described in section 401(k)(8)(B) of the Code.

     A. Excess Contributions shall be calculated after giving effect to income earned and losses incurred on the Member's Pre-Tax Contributions for the Plan Year pursuant to Treasury regulation 1.401(k)-1(f)(4). The income or loss allocable to Excess Contributions shall be that income or loss allocable to the sum of the Member's Pre-Tax Contributions and, if applicable, qualified Matching Contributions for the Plan Year multiplied by a fraction, the numerator of which is the Excess Contribution on behalf of the Member for the Plan Year and the denominator of which is the sum of the Member's account balances attributable to Pre-Tax Contributions.

     B. After the adjustment for income or loss, the amount of such Excess Contributions to be distributed to the Member shall be further adjusted by reducing such amounts (in accordance with regulations authorized by law), by the amount of Excess Deferral Amounts, if any, distributed to the Member. Amounts distributed under this Section shall be treated as distributions from the Member's Pre-Tax Contribution Account.

     C. In the alternative, any other methods of allocating income or loss on the Excess Contribution may be utilized in the manner provided by the Internal Revenue Service.

     D. Any Employer Matching Contributions associated with Excess Contributions or deferrals in excess of the Adjustment Factor shall be forfeited and shall be used to reduce future Employer Matching Contributions.

7.7 Actual Contribution Percentage Test. Effective for Plan Years beginning on and after January 1, 1997, any Employer Matching Contributions deposited to the Plan under Section 3.2 shall be tested for nondiscrimination pursuant to Code Section 401(m), by means of the Actual Contribution Percentage
     (ACP) Test, as follows:

     A. The average amount of such Plan Year contributions for the preceding Plan Year (determined as a percentage of Compensation per Employee) for Members who were Highly Compensated Employees for such year shall not exceed the greater of (1) or (2) as follows:

          (1) the average amount of such contributions for the preceding Plan Year (determined as a percentage of Compensation per Employee) for Members who were Non-Highly Compensated Employees for such year times 1.25; or

          (2) the average amount of such contributions for the preceding Plan Year (determined as a percentage of Compensation per Employee) for Members who were Non-Highly Compensated Employees for such year times 2.0, but not to exceed the average amount of such contributions for the preceding Plan Year for Members who were Non-Highly Compensated Employees for such year by more than two
               (2) percentage points.

     The Plan Administrator may elect to calculate the ACP for non-Highly compensated Employees on the basis of current Plan Year elections in accordance with regulations issued by the Secretary of the Treasury.

     B. For the purposes of this Section the Plan shall take into account the actual contribution ratios of all Members for purposes of the ACP test in Code Section 401(m). For this purpose, a Member is any Employee who is directly or indirectly eligible to receive an allocation of Employer Matching Contributions and includes an Employee who would be a Member but for the failure to make required contributions, or a Member whose right to receive Employer Matching Contributions has been suspended because of an election (other than certain one-time elections) not to participate. In the case of a Member who receives no Employer Matching Contributions, the contribution ratio that is to be included in determining the Code Section 401(m) nondiscrimination requirements is zero.

     C. In calculating the ACP test of Code Section 401(m) for a Plan Year, contributions shall be taken into account as follows: An Employer Matching Contribution is taken into account for a Plan Year only if it is (1) made on account of the Eligible Employee's Pre-Tax Contributions for the Plan Year, (2) allocated to the Member's account during that year, and (3) paid to the trust by the end of the twelfth month following the close of that Plan Year. Qualified Matching Contributions as defined in Treasury Regulation Section 1.401(k)-1(g)(13)(iii) which are used to meet the requirements of section 401(k)(3)(A) are not to be taken into account for purposes of the nondiscrimination test of Code Section 401(m). The actual contribution ratios and ACP shall be calculated to the nearest one-hundredth of one percent.

     D. The Plan Administrator shall determine whether the Employer Matching Contributions satisfy either of the nondiscrimination tests stated above within a reasonable period following the end of the Plan Year, but in no event later than such time as may be required by law.

     E. Additional Pre-Tax Contributions may be treated as Employer Matching Contributions for purposes of the ACP test of Code Section 401(m) only if such contributions are nonforfeitable when made and distributable only under the following circumstances:

          (1) the Employer's Retirement, death, Disability or separation from service;

          (2) the termination of the Plan without establishment of a successor plan;

          (3)  the Employee's attainment of age 59-1/2;

          (4) the sale or other disposition by a corporation to an unrelated corporation, which does not maintain the Plan, of substantially all of the assets used in a trade or business, but only with respect to Employees who continue employment with the acquiring corporation; and

          (5) the sale or other disposition by a corporation of its interest in a subsidiary to an unrelated entity which does not maintain the Plan, but only with respect to Employees who continue employment with the subsidiary. Additional Pre-Tax Contributions which may be treated as Employer Matching Contributions must satisfy these requirements without regard to whether they are actually taken into account as Employer Matching Contributions.

     F. Pre-Tax Contributions and/or Additional Pre-Tax Contributions may be treated as Employer Matching Contributions only if the conditions described in Section 1.401(m)-1(b)(4) of the Treasury Regulations are satisfied.

     G. The Employer may make an additional Employer Matching Contribution for the benefit of only Non-Highly Compensated Employees if, in its discretion, such an additional contribution is necessary to the Plan's qualification and passing of the ACP test under Code Section 401.

     H. The ACP for Union Employees and the ACP for non-Union Employees shall be calculated in accordance with applicable Treasury Regulations.

7.8 Distribution of Excess Aggregate Contribution. Excess Aggregate Contributions, attributable to Employer Matching Contributions of a Member who is a Highly Compensated Employee, as adjusted for income and losses thereon, shall, at the discretion of the Plan Administrator, be forfeited (provided that such Employer Matching Contributions are not vested) by or distributed to the Member, from the Member's Employer Matching Contribution Account in proportion to the Member's Employer Matching Contributions for the Plan Year, by the end of the Plan Year following the Plan Year in which the contributions were made. Excess Aggregate Contributions shall mean the amount described in Section 401(m)(6)(B) of the Code

7.9 Calculation of Excess Aggregate Contributions. Effective for Plan Years beginning on or after January 1, 1997, the amount of Excess Aggregate Contributions for a Highly Compensated Employee under a Plan subject to the requirements of Code Section 401(m) shall be determined on the basis of the amount of contributions made on behalf of, or by, each such Employee in accordance with Section 401(m)(6)(C) of the Code and Treasury Regulations thereunder.

7.10 Adjustment for Gain or Loss. The Excess Aggregate Contributions shall be adjusted for income or loss by multiplying the income or loss allocable to the Member's Employer Matching Contributions for the Plan Year by a fraction, the numerator of which is the Excess Aggregate Contributions on behalf of the Member for the Plan Year and the denominator of which is the sum of the Member's account balance attributable to Employer Matching Contributions on the last day of the Plan Year. In the alternative, any other methods of allocating income or loss on the Excess Aggregate Contribution may be utilized in the manner provided by the Internal Revenue Service.

7.11 Forfeitures Treated as Annual Additions. Amounts forfeited by Highly Compensated Employees under Section 7.8 shall be treated as an Annual Addition under the Plan and, shall be applied to reduce future Employer Matching Contributions, or shall be designated as a distribution of an Excess Aggregate Contribution, and shall be distributed by the end of the Plan Year following the Plan Year for which such Excess Aggregate Contributions were made. Employer Matching Contributions which are vested may not be forfeited to correct Excess Aggregate Contributions. No forfeitures arising under this section shall be allocated to the account of any Highly Compensated Employee.

7.12 Special Rules.

     A. The contribution percentage and deferral percentage for any Member who is a Highly Compensated Employee for the Plan Year and who is eligible to make Pre-Tax Contributions, or to have Employer Matching Contributions allocated to his account under two or more plans that are maintained by the Employer or an Affiliated Employer and described in section 401(a) of the Code or arrangements described in Section 401(k) of the Code, shall be determined as if all such contributions were made under a single plan.

     B. In the event that this Plan satisfies the requirements of sections 410(b) and 401(a)(4) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of sections 410(b) and 401(a)(4) of the Code only if aggregated with this Plan, then the contribution percentages of Members shall be determined as if all such plans were a single plan.

     C. The determination and treatment of the contribution percentage of any Member shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     D. Effective for Plan Years beginning on and after January 1, 1997, in the event that the sum of the average ADP and average ACP determined after any corrections required to meet said tests are made, of those Highly Compensated Employees subject to either or both tests, exceeds the Aggregate Limit as defined herein, then the contribution percentage of those Members who are Highly Compensated Employees shall be reduced, on the basis of the amount of contributions on behalf of, or by, each such employee, until said Aggregate Limit is not exceeded. The amounts of said reduction for each Highly Compensated Employee shall be treated as an Excess Contribution.

          "Aggregate Limit" means the sum of:

          (1) 125% of the greater of the average ADP for eligible Non-Highly Compensated Employees or the average ACP for eligible Non-Highly Compensated Employees for the Plan Year; and

          (2) two plus the lesser of such average ADP or average ACP, but not greater than 200% of said lesser amount.

          In the alternative "Aggregate Limit" means the sum of:

          (1) 125% of the lesser of the ADP for the eligible Non-Highly Compensated Employees or the ACP for the eligible Non-Highly Compensated Employees for the Plan Year; and

          (2) two plus the greater of such ADP or ACP above, but not greater than 200% of said greater amount.

                                    SECTION 8

                              TOP-HEAVY PROVISIONS

8.1 Top-Heavy Pre-emption. During any Plan Year in which this Plan is Top-Heavy, as defined in Section 8.2 below, the Plan shall be governed in accordance with this Section, which shall control over other provisions.

8.2 Top-Heavy Definitions. For purposes of this Section, the following definitions shall apply:

     A. "Contribution Rate" means the sum of contributions made by the Employer under this Plan, excluding salary deferral contributions made under this or any other plan maintained by the Employer, plus forfeitures allocated to the Member's accounts for the Plan Year, divided by his Compensation for the Plan Year. To determine the Contribution Rate, the Plan Administrator shall consider all qualified defined contribution plans maintained by the Employer and all Affiliated Companies (within the meaning of the Code), as a single plan.

     B. "Determination Date" means the last day of the preceding Plan Year, except in the initial Plan Year, Determination Date means the last day of such Plan Year. For purposes of testing the Top-Heavy status of Required and Permissive Aggregation Groups, Determination Date means the last day of each respective plan's Plan Year which occurs in the calendar year coincident with the Determination Date of this Plan.

     C. "Key Employee" means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the "Determination Period" was an officer of the Employer if such individual's annual Compensation exceeds 50 percent of the dollar limitation under section 415(b)(1)(A) of the Code, an owner (or considered an owner under section 318 of the Code) of one of the ten largest interests in the employer if such individual's compensation exceeds 100 percent of the dollar limitation under section 415(c)(1)(A) of the Code, a 5-percent owner of the Employer, or a 1-percent owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means compensation as defined in section 415(c)(3) of the Code, but includes amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under section 125, 402(a)(8), 402(h) or 403(b) of the Code. The "Determination Period" is the Plan Year containing the determination date and the 4 preceding Plan Years.

          The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the regulations thereunder.

     D. "Non-Key Employee" means any Employee currently eligible to participate in the Plan who is not a Key Employee.

     E. "Permissive Aggregation Group" means the Required Aggregation Group plus any other qualified plans maintained by the Employer and Affiliated Companies, but only if such resultant group would satisfy, in the aggregate, the requirements of the Code, sections 401(a)(4) and
          410. The Plan Administrator shall determine which plans to take into account in determining the Permissive Aggregation Group.

     F.   "Required Aggregation Group" means:

          (1) each qualified plan of the Employer and Affiliated Companies (including any terminated plan that covered a Key Employee and was maintained within the five year period ending on the Determination Date) in which at least one (1) Key Employee participates during the Plan Year containing the Determination Date or any of the four preceding Plan Years; and

          (2) any other qualified plan of the Employer and Affiliated Companies which enables a plan described in (1) above, to meet the requirements of sections 401(a)(4) or 410 of the Code.

     G. "Top-Heavy" shall describe the status of the Plan in any Plan Year if the "Top-Heavy Ratio" as of the Determination Date exceeds sixty percent (60%).

          (1) "Top-Heavy Ratio" is a fraction as of the Determination Date, as follows:

                      Accrued Benefit of all Key Employees
                        Accrued Benefits of all Employees

          (2) Notwithstanding (1) above, the Top-Heavy Ratio shall be computed pursuant to section 416(g) of the Code, and any regulations issued thereunder.

          (3) Solely for the purpose of determining the Top-Heavy Ratio, the accrued benefit of an Employee other than a Key Employee shall be determined (a) under the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer and Affiliated Companies, or if there is no such method, then (b) as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of section 411(b)(1)(C) of the Code.

          (4) For purposes of this Section only, "Accrued Benefit" shall include or exclude Rollovers pursuant to regulation 1.416-1,T-32.

          (5) If an individual is not a Key Employee but was a Key Employee in a prior year or if any individual has not performed services for the Employer at any time during the five (5) year period ending on the Determination Date, any Accrued Benefit for such individual shall not be taken into account in determining the Top-Heavy status of the Plan.

          (6) The value of Account Balances and the present value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan.

          (7) The Accrued Benefit shall include any part of any account balance distributed in the 5-year period ending on the Determination Date.

          (8) The present value shall be based only on the interest rate and mortality rates specified in the defined benefit plan.

8.3 Aggregation of Plans. All Required Aggregation Groups shall be considered (pursuant to section 416(g) of the Code) with this Plan in determining whether this Plan is Top-Heavy.

     A. If such aggregation constitutes a Top-Heavy group, each plan so aggregated shall be considered Top-Heavy.

     B. If such aggregation does not constitute a Top-Heavy group, none of the plans so aggregated shall be considered Top-Heavy.

     At the direction of the Plan Administrator and subject to the restrictions of sections 401(a)(4) and 410 of the Code, Permissive Aggregation Groups may be considered with this Plan plus any Required Aggregation Groups to determine whether such group is Top-Heavy. If such aggregation does not constitute a Top-Heavy group, none of the plans so aggregated shall be considered Top-Heavy.

8.4 Minimum Contribution Rate. Subject to Section 8.7 below, for any Plan Year in which this Plan is Top-Heavy, a minimum contribution shall be made for each Non-Key Employee who is not covered by a collective bargaining agreement and who is employed as of the last day of the Plan Year which shall equal the lesser of:

     A.   three (3%) percent of Compensation; or

     B. the highest Contribution Rate received by a Key Employee in that Plan Year.

     This Top-Heavy Contribution shall be made irrespective of such Non-Key Employee's Hours of Service, Compensation or failure to make contributions, as applicable hereunder.

8.5 Deposit of Minimum Contribution. The Plan Administrator shall deposit any minimum contribution made under this Section to a "Top-Heavy Contribution Account" for each Non-Key Employee. Such account shall become part of his Accrued Benefit and shall vest pursuant to Section 8.6 hereof.

8.6 Top-Heavy Vesting Schedule. In any Plan Year in which this Plan is Top-Heavy, any Member who is credited with at least one Hour of Service during such Plan Year shall vest in accordance with Section 5.1 or the following schedule, whichever produces the greater benefit:

               Years of                               Vested
                Service                             Percentage

           Less than 2 years                             0%
           After 2 years but less than 3                20%
           After 3 years but less than 4                40%
           After 4 years but less than 5                60%
           After 5 years but less than 6                80%
           After 6 or more years                       100%

     During any Plan Year in which this Plan is not Top-Heavy, vesting shall be determined pursuant to Section 5, except that nonforfeitable rights obtained under the Top-Heavy vesting schedule shall continue as such.

8.7 Combined Defined Benefit and Defined Contribution Plans. In the event that the Employer maintains a defined benefit and a defined contribution plan,

     A. and the defined benefit plan benefits a Key Employee and depends on this Plan to satisfy sections 401(a)(4) and 410 of the Code, the minimum Contribution Rate for Non-Key Employees hereunder shall be five percent (5%) irrespective of the Contribution Rate for Key Employees; and

     B. the figure "1.0" shall be substituted for the figure "1.25" as it applies in Section 3.6 hereof if:

          (1)  the Top-Heavy Ratio exceeds ninety percent (90%), or

          (2) the Plan is Top-Heavy for the Plan Year, and the Contribution Rate under Section 8.4 is less than seven and one-half percent (7-1/2%).

     C. Notwithstanding the foregoing, the minimum contribution requirements of section 416 of the Code shall be satisfied by the defined benefit plan maintained by the Employer in which the Employee participates.

                                    SECTION 9

                           DESIGNATION OF BENEFICIARY


9.1 Named Beneficiary. Each Member may designate in writing, filed with the Plan Administrator, a Beneficiary to whom, in the event of the Member's death, all benefits or any unpaid balance of benefits shall be payable. However, each married Member who designates a Beneficiary other than his Spouse must provide the Plan Administrator with a spousal consent to the designation of such other Beneficiary. Such spousal consent shall set forth the effects of such waiver and must be either notarized or witnessed by a Plan representative. Subject to such spousal consent, the Beneficiary(ies) so designated may be changed by the Member at any time. The facts as shown by the records of the Plan Administrator at the time of death shall be conclusive as to the identity of the proper payee and the amount properly payable, and payment made in accordance with such facts shall constitute a complete discharge of any and all obligations hereunder.

9.2 No Named Beneficiary. If no such designation is on file with the Plan Administrator at the time of death of the Member, or if such designation is not effective for any reason, then such death benefit shall be payable to the deceased Member's Spouse, if living. If such Spouse is not living, payment shall be made to the deceased Member's estate.

                                   SECTION 10

                             MANAGEMENT OF THE FUND

10.1 Contributions Deposited To Trust. All contributions to the Plan by the Employer and Employees shall be committed in trust to the Trustee selected by the Plan Sponsor subject to the terms of the Trust created in Section 1 of the Trust, to be held, managed, and disposed of by the Trustee in accordance with the terms of the Trust and this Plan. The Trustee selected may be changed from time to time by the Plan Sponsor in accordance with the terms of the Trust.

10.2 No Reversion to Employer. The Trust shall contain such provisions as shall render it impossible, except as is provided under Sections 3.7 and 11.3, for any part of the corpus of the Trust or income thereon to be at any time used for, or diverted to, purposes other than for the exclusive benefit of Members or their Beneficiaries.

                                   SECTION 11

                         DISCONTINUANCE AND LIABILITIES


11.1 Termination. The Plan may be terminated at any time by the Plan Sponsor, but only upon condition that such action is taken under the Trust or otherwise, as shall render it impossible at any time under the Trust for any part of the corpus of the Trust or income thereon to be at any time used for, or diverted to purposes other than for the exclusive benefit of, active and retired employees, except as is provided under Sections 3.7 and
     11.3. If the Plan is terminated the Fund shall be held for distribution by the Trustee, who shall distribute to the Members then participating in the Fund the full amount standing to their credit on the date of such termination, less the administrative costs to the Trustee for such distribution, in accordance with the methods specified under Section 6.

     In the event that the Employer sponsors any other defined contribution plan, if a Member does not consent to a distribution upon termination of this Plan, that Member's Accrued Benefit shall be transferred to the other aforesaid defined contribution plan. Notwithstanding the foregoing, if the Employer sponsors any other defined contribution plan all salary deferral contributions will be transferred to said plan upon the termination of this Plan.

11.2 No Liability For Employer. The Employer shall have no liability with respect to the payment of benefits or otherwise under the Plan, except to pay over to the Trustee as provided in the Plan such contributions as are made by the Employer and any and all contributions made by the Members. Further, the Employer shall have no liability with respect to the administration of the Trust or of the Fund held by the Trustee, and each Member and/or Beneficiary shall look solely to the Fund for any payments or benefits under the Plan.

11.3 Administrative Expenses. The Employer may elect to pay all administrative expenses of the Plan, including compensation of the Trustee, consultants, auditors, recordkeepers and counsel, but the Employer shall not be obliged to pay such expenses. If the Employer elects not to pay such expenses, they shall be paid from the Trust. Any expenses directly relating to the investments of the Trust, such as taxes, commissions, and registration charges, shall be paid from the Trust.

11.4 Non-forfeitability Due to Termination(s). Upon termination, partial termination or upon complete discontinuance of contributions under the Plan, the rights of all affected Employees to their Accrued Benefits accrued to the date of such termination, partial termination or discontinuance, shall become nonforfeitable.

11.5 Exclusive Benefit Rule. This Plan and Trust are for the exclusive benefits of the Members and their Beneficiaries. This Plan shall be interpreted in a manner consistent with this intent and with the intention of the Employer that the Trust satisfy those provisions of the Internal Revenue Code relating to employees' trusts.

11.6 Mergers. In the case of any merger or consolidation of the Plan with, or transfer of Plan assets or liabilities to, any other plan, provisions shall be made so that each Member in the Plan on the date thereof (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer (if the Plan had then terminated).

11.7 Non-allocated Trust Assets. Any portion of the Fund which is unallocated at the time of termination of the Plan shall be allocated among Members of the Plan in a nondiscriminatory manner selected by the Plan Administrator.

                                   SECTION 12

                                 ADMINISTRATION


12.1 Establishment of the Benefits Committee. The complete authority to control and manage the operation and administration of the Plan shall be placed in the Foamex L.P. Benefits Committee (the "Committee"). The Committee shall consist of at least three members, appointed from time to time by the Plan Sponsor to serve at the pleasure thereof. The Plan Sponsor shall designate one member of the Committee as its Chairman. Any member of the Committee may resign at any time by delivering his written resignation to the Chairman.

12.2 Organization of the Committee. The Chairman, when present, shall preside at meetings of the Committee. In his absence, those present shall choose one of their number to act as Chairman. The Committee shall appoint a Secretary, who shall keep the minutes of the meetings and perform such other duties as may be assigned to him by the Committee, together with such other officers as it shall deem necessary. Neither the Secretary nor any other officer appointed by the Committee need be a member of the Committee or a Participant in the Plan. The Committee shall act by the majority of members then in office at all meetings, but it may act upon matters by unanimous vote in writing without a meeting. The Committee may authorize one or more of its members and/or its Secretary to sign directives and communications and to execute documents on behalf of the Committee.

12.3 Powers of the Committee. For purposes of ERISA, the Committee shall be the "Named Fiduciary" for operation and administration of the Plan, and the "Plan Administrator". The Committee is designated as agent for service of legal process against the Plan.

     The Committee shall have all powers and duties necessary or appropriate to operate and administer the Plan, including, but not limited to, the following specific functions:

     (A)  to act on applications for benefits;

     (B)  to determine eligibility, service and other questions;

     (C)  to establish rules for the administration of the Plan;

     (D)  to submit an annual report to the Plan Sponsor;

     (E)  to file all reports and make all disclosures required under ERISA; and

     (F) to appoint other fiduciaries to carry out various specific fiduciary responsibilities in the administration of the Plan. Such appointment shall be made and accepted by the appointee in writing and shall be effective upon the written approval of the Plan Sponsor.

     The Committee shall have discretionary authority to interpret the Plan and to resolve ambiguities, inconsistencies and omissions, which findings shall be binding, final and conclusive.

     The Committee shall also receive and review all reports of the Trustees and the collective trustees of any separate investment, and shall report thereon to the Plan Sponsor. Benefits payable under the Plan shall be paid, at the direction of the Committee from the assets held by a Trustee.

12.4 Reliance on Professionals. The members of the Committee shall be entitled to rely upon all tables, valuations, certificates and reports furnished by any duly appointed actuary (who shall be an "enrolled actuary" as defined in section 7701(a)(35) of the Code), upon all certificates and reports made by any duly appointed accountant, and upon all opinions given by any duly appointed legal counsel. The members of the Committee shall be fully protected against any action or inaction taken or omitted in good faith in reliance upon such tables, valuations, certificates, reports or opinions and any such action or inaction shall be conclusive upon each of them and upon all persons having any interest under the Plan.

12.5 Liability and Indemnification. The Committee shall operate and administer the Plan for the exclusive purpose of providing the benefits under the Plan (and for determining the reasonable expenses of the Plan) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of like character and with like aims. No member of the Committee shall be personally liable for any action or inaction with respect to any duty or responsibility imposed upon such person by the terms of the Plan unless such action or inaction is finally determined by a court, and all time for appeal has lapsed, to be a breach of the standard of conduct expressed in this Section. The Company shall indemnify each member of the Committee against any expenses which are reasonably incurred in connection with any legal action to which such person is a party by reason of his duties and responsibilities with respect to the Plan, excepting only expenses and liabilities arising from his own gross negligence or willful misconduct, as finally determined by a court, and all time for appeal has lapsed.

12.6 Fiduciary Insurance. Subject to the approval of the Plan Sponsor, the Committee shall have the right to purchase such insurance as it deems necessary to protect the Plan and the Trust from loss due to any breach of fiduciary responsibility by any person. Any premiums due on such insurance shall be paid by the Company. Nothing in this Section shall prevent the Company, at its own expense, from providing insurance to any person to cover potential liability of that person as a result of a breach of fiduciary responsibility.

12.7 Claims Procedure. Each Member or Beneficiary must claim any benefit to which he believes he is entitled under this Plan by notifying the Committee in accordance with procedures established by the Committee.

     The Committee shall decide whether to honor a claim within ninety (90) days of the date on which the claim is filed, unless special circumstances require a longer period for adjudication and the claimant is notified in writing of the reasons for an extension of time; provided, however, that no extensions shall be permitted beyond ninety (90) days after the date on which the claimant received notice of the extension of time from the Committee. If the Committee fails to notify the claimant of his decision to grant or deny such claim within the time specified by this subsection, such claim shall be deemed to have been denied by the Committee and the review procedure described below shall become available to the claimant.

     If a claim is denied, it must be denied within a reasonable period of time, and be contained in a written notice stating the following:

     A.   the specific reason for the denial;

     B. a specific reference to the Plan provision on which the denial is based;

     C. a description of additional information necessary for the claimant to perfect his claim, if any, and an explanation of why such material is necessary; and

     D.   an explanation of the Plan's claim review procedure.

     The claimant shall have sixty (60) days to request a review of the denial by the Committee, who shall provide a full and fair review. The request for review must be written and submitted to the same person who handles initial claims. The claimant may review pertinent documents, and he may submit issues and comments in writing. The decision by the Committee with respect to the review must be given within sixty (60) days after receipt of the request, unless special circumstances require an extension (such as for a hearing). In no event shall the decision be delayed beyond one hundred and twenty (120) days after receipt of the request for review. The decision shall be written in a manner calculated to be understood by the claimant, and it shall include specific reasons and refer to specific Plan provisions as to its effect.

12.8 Trustee Has Authority to Invest. All Funds of the Plan shall be invested by the Trustee in accordance with the provisions of the Plan and Trust, and the Trustee shall have full authority and liability in this regard. To the extent that individual Members are permitted to direct investment of their account balances, and to the extent a Member exercises such right to direct investment, the Trustee shall be relieved from any liability therefore pursuant to ERISA Section 404(c).

12.9 Removal For Personal Involvement. No individual may participate in the consideration of any matter of or question concerning the Plan which specifically and uniquely relates to him because of his participation under the Plan.

                                   SECTION 13

                                   AMENDMENTS

13.1 Amendment Restrictions. The provisions of this Plan may be amended at any time and from time to time by the Plan Sponsor or the Committee, provided that:

     A. no such amendment shall be effective unless this Plan, as so amended, shall be for the exclusive benefit of persons in, or formerly in, the employ of Employer, or their Beneficiaries;

     B. no such amendment shall operate to deprive a Member of any rights or benefits irrevocably vested in him under the Plan prior to such amendment;

     C. no such amendment shall be effective to the extent that it decreases a Member's Accrued Benefit. For purposes of this Section 13, a Plan amendment which has the effect of decreasing a Member's Accrued Benefit or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an Accrued Benefit.

     If any amendment shall be necessary or desirable to conform to the provisions and requirements of the Code or any amendment thereto, or any regulation issued pursuant thereto, no such amendment thereto shall be considered prejudicial to the interest of a Member or his Beneficiary, or a diversion of any part of Fund to a purpose other than for their exclusive benefit.

13.2 Amending the Plan. The Plan Sponsor may amend the Plan at any time by resolution or by such other action permitted by the Plan Sponsor's charter, by-laws, or such other method permitted by the laws of the State of Delaware. A copy of such amendment shall be provided to the Trustee and the Plan Administrator. The Committee may amend the Plan by resolution or such other method as may be authorized by the Plan Sponsor.

13.3 Retroactive Amendments. Any modification or amendment of the Plan may be made retroactive if such retroactivity is deemed to be necessary in order for the Plan to conform to or satisfy the conditions of any law, governmental regulations or ruling, or to meet the requirements of applicable sections of the Code, or the corresponding regulations and such retroactive modification is permissible under such law, regulation or ruling.

                                   SECTION 14

                                      LOANS

14.1 Permitted Loans. A Member may make application to the Plan Administrator to borrow from his vested Accrued Benefit. That application must be made in accordance with administrative procedures established by the Plan Administrator, and must specify the amount and term requested. The Plan Administrator shall determine whether the application for a loan is to be approved after an evaluation of all necessary documentation regarding the credit-worthiness of the applicant. All applications for loans shall be evaluated in a uniform and nondiscriminatory manner, and loans shall not be made available to Highly Compensated Employees in an amount greater than that for other Employees. Loans that are granted shall be based on the value of the Member's Accrued Benefit as of the last Valuation Date and shall be subject to the following conditions:

     A. the aggregate amount of all such loans to a Member shall not exceed the lesser of:

          (1) $50,000, reduced by the greatest value of any outstanding loan balance owed by the Member during the one-year period ending on the day before the loan is made, or

          (2)  50% of his vested Accrued Benefit;

     B.   the minimum amount of any loan made hereunder shall be $1,000;

     C. no more than one (1) loan per twelve (12) month period shall be granted hereunder, and only one outstanding loan shall be permitted at any time; and

     D. a fee of $20 shall be charged for a loan application. The $20 loan application fee consists of a $20 processing fee charged by a third party administrator.

14.2 Collateral Required. A note shall be signed by the Member pledging as collateral an amount equal to 50% of his vested Accrued Benefit and such other collateral as may be necessary to adequately secure the loan.

14.3 Repayment. The loan shall be repaid in substantially equal installments consisting of principal and interest at least quarterly. The term of the loan is not to exceed five (5) years unless the loan is used to buy or build the Member's principal residence. The term of a loan which is used to buy or build the Member's principal residence is not to exceed fifteen (15) years. Principal residence status shall be determined at the time of the loan. Loan repayments are to be deducted from the salary paid by the Employer to such Member;

     except that any loan shall become payable in full upon a Member's termination of employment. Notwithstanding the foregoing, a Member who is on leave for Disability or on leave of absence without pay shall be permitted to suspend loan repayments for a period of up to one year.

14.4 Interest Charges. Interest shall be charged on loans based on a return commensurate with the prevailing rates charged by other institutions in the business of lending money for loans made under similar circumstances. Interest shall be charged on loans made on or after October 1, 1997 as follows: the interest rate for loans made during a calendar quarter shall be the prime rate as published in The Wall Street Journal on the last business day of the prior calendar quarter, plus one percent (1%).

14.5 Failure To Make Timely Payment. In the event an installment payment is not paid within thirty (30) days following the due date of an installment, the Plan Administrator shall give written notice to the Member sent to his last known address. If such installment payment is not made within fifteen (15) days thereafter, the Plan Administrator shall have the right to accelerate the loan and to reduce the Member's Accrued Benefit to the extent permitted by law by the amount of the unpaid loan balance including interest then due but not before the time at which the Member may first receive a distribution, except as permitted in regulations section 1.401(a)-13(d). If the Member's Accrued Benefit must be used to eliminate any Plan loan which is in default, the Member's various accounts shall be depleted in the following order:

     A.   Pre-Tax Contribution Account;

     B.   Rollover Account;

     C.   Employer Matching Contribution Account, to the extent vested;

     D.   After-Tax Contribution Account;

     E.   Rollover Account;

     F.   Transfer Account.

14.6 Termination of Employment. In the event of the termination of a Member's employment before the loan is repaid in full, the unpaid balance thereof, together with interest immediately due thereon, shall become due and payable; and the Trustee shall first satisfy the indebtedness from the amount payable to the Member or to the Member's Beneficiary before making any payments to the Member or to the Member's Beneficiary.

14.7 Loans to Non-Employees. Any Member who ceases to be an active Employee shall not be eligible to make a loan hereunder. Notwithstanding the foregoing, however, loans will be made available to a terminated Employee who is also a "party in interest" as that term is defined in ERISA Section 3(14).

14.8 Order of Accounts Reduced. In determining the origin of any loan proceeds, the Member's various accounts, including any earnings thereon, shall be reduced in the following order:

     A.   Pre-Tax Contribution Account;

     B.   Rollover Account;

     C.   Employer Matching Contribution Account, to the extent vested;

     D.   After-Tax Contribution Account;

     E.   Rollover Account;

     F.   Transfer Account.

14.9 Segregated Investment. The loan shall be made proportionately from all Investment Fund(s) in a Member 's Account. The loan shall be considered as a segregated investment of the Member.

14.10 General Administration. The Trustee and the Plan Administrator shall have the right to establish such procedures as may be reasonable, necessary or desirable to carry out the provisions of this Section 14.

                                   SECTION 15

                                  MISCELLANEOUS

15.1 "Spendthrift" Provision. Subject to Section 15.2 below, no benefit under the Plan shall be subject in any manner to anticipation, pledge, encumbrance, alienation, levy or assignment, nor to seizure, attachment or other legal process for the debts of any Employee, Member or Beneficiary, unless required by law. Notwithstanding the foregoing, a Participant's benefit may be reduced as provided in Section 401(a)(13)(C) of the Code.

15.2 QDRO Exception. In the event that a Qualified Domestic Relations Order ("QDRO") (as defined by Section 414(p) of the Code) is issued with respect to any Member, the Plan Administrator shall notify the Member and the alternate payee(s) of the order received and segregate and conservatively invest the portion of the Member's Accrued Benefit which would be payable to the alternate payee(s) as if the order received were a QDRO. Within 18 months of the order, the Plan Administrator shall proceed with either A. or
     B. as follows:

     A. if the order is determined to be a QDRO, the Plan Administrator shall pay (notwithstanding the provisions of Section 6 hereof) the alternate payee(s) in accordance with the terms of such order and with Code section 414(p) and ERISA section 206(d) at the time specified in such order. Payments may be made prior to the Member's "earliest retirement age" (as defined in Code section 414(p) and ERISA section 206(d)) pursuant to a QDRO; or

     B. if the order is determined not to be a QDRO, or, the issue remains undetermined, the Plan Administrator shall pay the portions of the Member's Accrued Benefit segregated in accordance with the above to the Member or Beneficiary(ies) who are otherwise entitled to such benefit.

          If, 18 months after issuance of the order, a determination is made that the order is a QDRO, the determination shall be applied prospectively only.

15.3 No Guarantee of Employment. Nothing contained in this Plan or the Trust shall be held or construed to create any liability upon the Employer to retain any Employee in its employ. The Employer reserves the right to discontinue the services of any Employee without any liability except for salary or wages that may be due and unpaid whenever, in its judgment, its best interests so require.

15.4 Uniformed Services Employment and Reemployment Rights Act of 1994. Notwithstanding any provisions of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.

15.5 Controlling Law. The Plan shall be construed, administered and governed in all respects in accordance with the laws of the State of Delaware to the extent such laws are not superseded by federal law. If any provision herein is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

                                  FOAMEX L.P.

                                  DATE:  __________________




                                  By:

-----------------------------               -------------------------
         Witness                                 Authorized Officer